www.enterconnect.com

November 16, 2007

CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

TOTAL OFFERING
Minimum Subscription Per Investor: $100,000

Minimum Offering:        $500,000
Maximum Offering:     $2,000,000

OFFERING PRICE PER UNIT $100,000
(Each Unit Consists of Common Stock
With Warrants to Purchase Common Stock)

THIS CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM (THIS “MEMORANDUM”) SUPERSEDES IN FULL THOSE CERTAIN CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUMS DATED OCTOBER 3 AND 17, 2007 (COLLECTIVELY, THE “PRIOR MEMORNADUM”).  THE PRIOR MEMORANDUM WAS FURNISHED TO CERTAIN PARTICIPATING BROKERS AND NO SUBSCRIPTION WAS EFFECTED UNDER IT.  OFFERINGS UNDER THE PRIOR MEMORANDUM HAVE BEEN ABANDONED. SHOULD ANY PERSON INVEST IN RELIANCE OF THE PRIOR MEMORANDUM OR ANY OTHER DOCUMENT, SUCH INVESTMENT WILL BE RETURNED TO THAT PERSON IMMEDIATELY UPON RECEIPT, WITHOUT ANY DEDUCTION. ANY PERSON WHO RECEIVED THE PRIOR MEMORANDUM MAY REQUEST THE COMPANY TO PROVIDE IT WITH A COMPARISON WITH THIS MEMORANDUM.

This Memorandum is solely for the person whose name appears below (the “Recipient”) and is not to be printed or reproduced in any manner whatsoever.  The Recipient agrees not to distribute, reproduce or use any of the information contained in this Memorandum except with the prior written permission of EnterConnect, Inc.  By accepting delivery of this Memorandum, the Recipient hereby acknowledges and agrees to be bound by the foregoing confidentiality provisions.  Further, the Recipient acknowledges the need to conduct his own thorough investigation and exercise his own due diligence before considering any investment in the Company.

RECIPIENT:
November _____, 2007
Print Name:
Number of Offering Circular: ____

ENTERCONNECT, INC.
100 Century Center Court, Suite 650
San Jose, CA  95112-4537

CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

OFFERING UNITS
(Each Unit Consists of Common Stock
With Warrants to Purchase Common Stock)

Minimum Offering:  $500,000
Maximum Offering:     $2,000,000

OFFERING PRICE PER UNIT $100,000

EnterConnect, Inc., a Nevada corporation (the “Company”) hereby offers (this “Offering”) units (the “Units”) consisting of certain number of its Common Stock, par value $0.001 per share (the “Common Stock”) and certain number of warrants (the “Warrants”) to purchase Common Stock. Each Unit comprises 133,333 shares of Common Stock at a price per share of $0.75 and Warrants to purchase 66,666 shares of Common Stock, at a price per share of $1.50. The Company plans to use the proceeds of this Offering in connection with its distribution of the EnterConnect product suite and for general corporate purposes, including working capital.

THE PURCHASE OF THE UNITS INVOLVES A HIGH DEGREE OF RISK.  See“RISK FACTORS” for a discussion of certain factors that should be considered by prospective investors.

	Offering Price	Net Proceeds to Company (2) (3)
Per Unit (1)	$100,000	$100,000
Minimum Offering	$500,000	$450,000
Maximum Offering	$2,000,000	$1,800,000

(1)	Payable in full upon subscription.

(2)
Does not include selling commissions of ten percent (10%) of the purchase price in the event the Company retains the services of a placement agent, in its sole discretion.  Commissions will be paid only to broker-dealers that are members of the Financial Industry Regulatory Authority who have agreed to sell the Units on behalf of the Company.

(3)	After deducting expenses of approximately $50,000 for legal, accounting, printing and other costs associated with the offering.

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THE SECURITIES OFFERED HEREIN HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR WITH THE SECURITIES COMMISSION OF ANY STATE.  NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR THE SECURITIES COMMISSION OF ANY STATE HAS REVIEWED OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFERING.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ALL OFFERS AND SALES OF THE UNITS ARE MADE IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), UNDER SECTION 4(2) OF THE SECURITIES ACT AND REGULATION D PROMULGATED THEREUNDER AND APPLICABLE STATE SECURITIES LAWS.

THE UNITS CANNOT BE RESOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.  THERE IS AND WILL BE NO PUBLIC MARKET FOR THE UNITS IN THE IMMEDIATE FUTURE.  ACCORDINGLY, THE UNITS SHOULD BE PURCHASED ONLY AS A LONG-TERM INVESTMENT. THE COMPANY WILL FILE A REGISTRATION STATEMENT WITHIN THIRTY (30) DAYS FROM THE LAST CLOSING OF THIS OFFERING FOR THE REGISTRATION OF THE SECURITIES OFFERED HEREIN BUT THERE CAN BE NO ASSURANCE THAT THE SECURITIES WILL BE REGISTERED AND IF REGISTERED, THERE WILL BE A PUBLIC MARKET FOR THE SECURITIES.  SEE REGISTRATION RIGHTS PAGE 3.

THE UNITS ARE BEING OFFERED AND SOLD ONLY TO PERSONS WHO ARE “ACCREDITED INVESTORS” WITHIN THE MEANING OF REGULATION D. EACH INVESTOR SHOULD BE KNOWLEDGEABLE ABOUT, AND EXPERIENCED IN, INVESTMENTS OF THIS TYPE, SHOULD BE ABLE TO BEAR THE ECONOMIC RISK OF THIS INVESTMENT FOR AN INDEFINITE PERIOD, AND MAY ACQUIRE UNITS FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION OF SECURITIES.

PURCHASERS OF UNITS WILL BE REQUIRED TO AGREE, BY SIGNING A CONFIDENTIAL SUBSCRIBER QUESTIONNAIRE AND A SUBSCRIPTION AGREEMENT (THE FORMS OF WHICH ARE ATTACHED HERETO AS EXHIBITS C AND D, RESPECTIVELY), THAT THEY WILL NOT OFFER, SELL OR OTHERWISE PLEDGE, HYPOTHECATE OR TRANSFER THE SECURITIES UNLESS SUCH SECURITIES ARE REGISTERED OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF ANY APPLICABLE STATE SECURITIES LAW IS AVAILABLE.

THIS PRIVATE PLACEMENT MEMORANDUM DOES NOT CONSTITUTE AN OFFER OR SOLICITATION WITH RESPECT TO THE UNITS IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS UNAUTHORIZED.

NO OFFERING LITERATURE OR ADVERTISING IN WHATEVER FORM MAY BE EMPLOYED IN THE OFFERING OF THE UNITS EXCEPT FOR THE PRIVATE PLACEMENT MEMORANDUM.  NO DEALER, SALESMAN, OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION RELATED TO THIS OFFERING OTHER THAN AS SET FORTH IN THIS PRIVATE PLACEMENT MEMORANDUM.  THE COMPANY RESERVES THE RIGHT TO WITHDRAW OR MODIFY THIS OFFERING AND RETURN AMOUNTS TENDERED AT ANY TIME PRIOR TO THE COMPLETION OF THIS OFFERING.  THE COMPANY RESERVES THE RIGHT TO TERMINATE THIS OFFERING AT ANY SUCH TIME AND TO SELL LESS THAN ALL OF THE UNITS OFFERED HEREUNDER (BUT NOT LESS THAN THE MINIMUM OFFERING).

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THE STATEMENTS CONTAINED IN THE PRIVATE PLACEMENT MEMORANDUM CONCERNING THE COMPANY, THE RIGHTS, INTERESTS, AND OBLIGATIONS OF THE INVESTORS, AND THE VARIOUS DOCUMENTS RELATING THERETO ARE MERELY A SUMMARY AND DO NOT PURPORT TO BE COMPLETE.  COMPLETE ACCESS TO ALL DOCUMENTS AND RECORDS OF THE COMPANY WILL BE MADE AVAILABLE TO EACH OFFEREE AND HER OR HIS PURCHASER REPRESENTATIVE, IF ANY, UPON REQUEST OF THE COMPANY AT THE FOLLOWING ADDRESS:

ENTERCONNECT, INC.
 100 CENTURY CENTER COURT, SUITE 650
SAN JOSE, CALIFORNIA 95112
ATTENTION: SAM JANKOVICH, CHIEF EXECUTIVE OFFICER
 PHONE 408-441-9500

THE PRIVATE PLACEMENT MEMORANDUM CONSTITUTES AN OFFERING ONLY TO PERSONS RETURNING THE ENTERCONNECT, INC. CONFIDENTIAL SUBSCRIBER QUESTIONNAIRE TO THE DESIGNATED REPRESENTATIVE OF THE COMPANY.  ANY REPRODUCTION HEREOF, IN WHOLE OR IN PART, OR ANY DIVULGENCE OF THE CONTENTS HEREOF, IN WHOLE OR IN PART, WITHOUT THE PRIOR CONSENT OF THE COMPANY IS PROHIBITED.

THE OFFEREE ACCEPTING DELIVERY OF THIS PRIVATE PLACEMENT MEMORANDUM AGREES PROMPTLY TO RETURN TO THE COMPANY THIS PRIVATE PLACEMENT MEMORANDUM AND ANY OTHER DOCUMENTS OR INFORMATION FURNISHED TO HIM IF THE OFFEREE DOES NOT AGREE TO PURCHASE ANY OF THE UNITS OFFERED HEREBY.

IMPORTANT NOTICES

PROSPECTIVE INVESTORS MUST NOT CONSTRUE THE CONTENTS OF THIS MEMORANDUM AS INVESTMENT, LEGAL OR TAX ADVICE.  EACH INVESTOR SHOULD CONSULT HIS OR HER OWN INVESTMENT ADVISOR, LEGAL COUNSEL AND TAX ADVISOR AS TO THE BUSINESS, LEGAL, TAX AND OTHER RELATED MATTERS CONCERNING THIS INVESTMENT.

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NEITHER THE DELIVERY OF THIS MEMORANDUM, NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE MATTERS SET FORTH HEREIN SINCE THE DATE OF THIS MEMORANDUM.

***

NO OFFERING LITERATURE OR ADVERTISING IN WHATEVER FORM MAY BE EMPLOYED IN THIS OFFERING EXCEPT FOR THIS MEMORANDUM.  NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATION WITH RESPECT TO THE SECURITIES OFFERED HEREIN.

***

THIS OFFERING CAN BE WITHDRAWN BY THE COMPANY AT ANY TIME BEFORE CONSUMMATION AND IS SPECIFICALLY MADE SUBJECT TO THE CONDITIONS DESCRIBED IN THIS MEMORANDUM.  IN CONNECTION WITH THIS OFFERING AND SALE OF THE SECURITIES, THE COMPANY RESERVES THE RIGHT, IN ITS SOLE DISCRETION, TO REJECT ANY SUBSCRIPTION.

***

STATEMENTS CONTAINED HEREIN AS TO THE CONTENTS OF ANY AGREEMENT OR OTHER DOCUMENTS ARE SUMMARIES AND, THEREFORE, ARE NECESSARILY SELECTIVE AND INCOMPLETE. COPIES OF THE DOCUMENTS REFERRED TO HEREIN MAY BE OBTAINED FROM THE COMPANY AND ARE AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY.

***

SALES OF THE SHARES CAN BE CONSUMMATED ONLY BY ACCEPTANCE BY THE COMPANY OF THE OFFERS TO PURCHASE TENDERED TO THE COMPANY BY PROSPECTIVE INVESTORS.

***

PROSPECTIVE INVESTORS AND THEIR REPRESENTATIVES, ACCOUNTANTS AND ATTORNEYS ARE ENCOURAGED TO ASK QUESTIONS OF, AND RECEIVE ANSWERS FROM, THE COMPANY CONCERNING THE TERMS AND CONDITIONS OF THIS OFFERING AND TO OBTAIN ADDITIONAL INFORMATION CONCERNING THE COMPANY.
***

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NOTICES AND LEGENDS SECURITIES

CERTAIN JURISDICTIONS REQUIRE NOTICES TO OFFEREES OF SECURITIES AND/OR LEGENDS TO BE PLACED ON CERTIFICATES REPRESENTING THE SECURITIES OFFERED BY AN ISSUER, IMPOSE RESTRICTIONS ON HOW ISSUERS OFFER AND SELL SECURITIES, OR REQUIRE ISSUERS OF SECURITIES TO ALERT INVESTORS OF CERTAIN LAWS RELATING TO THE OFFER AND SALE OF SECURITIES.  INVESTORS AND THEIR REPRESENTATIVES SHOULD REVIEW THE MATERIALS SET FORTH BELOW CAREFULLY TO DETERMINE WHETHER ANY OF THE MATERIALS APPLY TO THEM.

The presence of a legend for any given State reflects only that a legend may be required by that State and should not be construed to mean an offer or sale may be made in any particular State. This Memorandum may be supplemented by additional State legends.  If an investor is uncertain as to whether or not offers or sales may be lawfully made in any given State, the investor is hereby advised to contact the Company.

FOR RESIDENTS OF ALL STATES

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THIS OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.

THE SECURITIES OFFERED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) OR ANY SECURITIES REGULATORY AUTHORITY IN ANY STATE, NOR HAS THE COMMISSION OR ANY STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF AN INVESTMENT IN THE COMPANY FOR AN INDEFINITE PERIOD OF TIME.

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SPECIFIC STATE DISCLOSURES

CALIFORNIA RESIDENTS ONLY

IT IS UNLAWFUL FOR THE HOLDER OF ANY SECURITY TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER’S RULES.

THE SALE OF SECURITIES WHICH ARE THE SUBJECT OF THIS MEMORANDUM HAVE NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATIONS BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE.  THE RIGHTS OF ALL PARTIES TO THIS MEMORANDUM ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

CONNECTICUT RESIDENTS ONLY

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNIFORM SECURITIES ACT OF CONNECTICUT, AS AMENDED. THE SECURITIES CANNOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE BANKING COMMISSIONER OF THE STATE OF CONNECTICUT NOR HAS THE COMMISSIONER PASSED UPON THE ACCURACY OF THIS OFFERING.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

INDIANA RESIDENTS ONLY

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER SECTION 3 OF THE INDIANA SECURITIES ACT AND THEREFORE, CANNOT BE RESOLD OR TRANSFERRED UNLESS THEY ARE SO REGISTERED OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

NEW JERSEY RESIDENTS ONLY

THESE SECURITIES ARE OFFERED IN RELIANCE ON AN EXEMPTION FROM REGISTRATION UNDER THE NEW JERSEY UNIFORM SECURITIES LAW. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID LAW AND MAY NOT BE RE-OFFERED FOR SALE, TRANSFERRED OR RESOLD WITHOUT COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SAID LAW OR AN EXEMPTION THEREFROM. THE BUREAU OF SECURITIES OF NEW JERSEY HAS NOT PASSED UPON THE ACCURACY OR COMPLETENESS OF THIS MEMORANDUM AND DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF THE SECURITIES.

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NEW YORK RESIDENTS ONLY

THIS CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM DOES NOT KNOWINGLY CONTAIN ANY UNTRUE STATEMENT OF A MATERIAL FACT OR KNOWINGLY OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING. IT CONTAINS A FAIR SUMMARY OF THE MATERIAL TERMS OF DOCUMENTS PURPORTED TO BE SUMMARIZED HEREIN.

THIS MEMORANDUM HAS NOT BEEN FILED WITH OR REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON AND HAS NOT ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

GEORGIA RESIDENTS ONLY

IT IS UNLAWFUL FOR ANY PERSON TO OFFER FOR SALE OR TO SELL ANY SECURITIES TO ANY PERSON IN THE STATE OF GEORGIA UNLESS: (1) THE SECURITIES ARE SUBJECT TO AN EFFECTIVE REGISTRATION STATEMENT; (2) THE SECURITY OR TRANSACTION IS EXEMPT UNDER CODE SECTION 10-5-8 OR CODE SECTION 10-5-9, RESPECTIVELY; OR (3) THE SECURITY IS A FEDERAL COVERED SECURITY.

Stock certificates issued to an investor that is a resident of Georgia shall bear the following legend:

THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

TEXAS RESIDENTS ONLY

The offer and sale of securities to residents of the State of Texas is exempted from the registration requirements of the Texas Securities Act, as amended, pursuant to Section 5(I)(a).  The offering is also exempt from registration pursuant to Regulation 114.4(b) promulgated pursuant to the Texas Securities Act.

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KENTUCKY RESIDENTS ONLY

PURSUANT TO KENTUCKY REVISED STATUTES §292.340, IT IS UNLAWFUL FOR ANY PERSON TO OFFER OR SELL ANY SECURITY IN KENTUCKY, UNLESS THE SECURITY IS REGISTERED UNDER CHAPTER 292 OF THE REVISED STATUTE, OR THE SECURITY OR TRANSACTION IS EXEMPT UNDER THIS CHAPTER, OR THE SECURITY IS A COVERED SECURITY.

MARYLAND RESIDENTS ONLY

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE MARYLAND SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE RESOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OR THE MARYLAND SECURITIES ACT, IF SUCH REGISTRATION IS REQUIRED.

FLORIDA RESIDENTS ONLY

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT AND ARE BEING SOLD IN RELIANCE UPON THE EXEMPTION CONTAINED IN SECTION 517.061(11) OF SUCH ACT.

PURSUANT TO SECTION 517.061(11) OF THE FLORIDA STATUTES, IF SECURITIES ARE SOLD TO FIVE OR MORE FLORIDA RESIDENTS, FLORIDA INVESTORS WILL HAVE A THREE (3) DAY RIGHT OF RESCISSION, INVESTORS WHO HAVE EXECUTED A SUBSCRIPTION AGREEMENT MAY ELECT, WITHIN THREE (3) BUSINESS DAYS AFTER THE FIRST TENDER OF CONSIDERATION THEREFOR, TO WITHDRAW THEIR SUBSCRIPTION AND RECEIVE A FULL REFUND (WITH INTEREST) OF ANY MONEY PAID BY THEM.  SUCH WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH SUCH WITHDRAWAL, AN INVESTOR NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS SHOWN HEREIN INDICATING HIS INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM MUST BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY. IF SENDING A LETTER, AN INVESTOR SHOULD SEND IT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND TO EVIDENCE THE TIME WHEN IT IS MAILED. ANY ORAL REQUESTS FOR RESCISSION SHOULD BE ACCOMPANIED BY A REQUEST FOR OR CONFIRMATION THAT THE ORAL REQUEST WAS RECEIVED ON A TIMELY BASIS.

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APPENDICES

Exhibit A – Subscription Agreement
Exhibit B – Form of Subscriber Questionnaire
Exhibit C – Form of Warrant
Exhibit D – Escrow Agreement
Exhibit E – Historical Financials

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Cautionary Note Regarding Forward-Looking Statements

Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as “will result,” “are expected to,” “anticipated,” “plans,” intends,” “will continue,” “estimated,” and “projection”) are not historical facts and may be forward-looking and, accordingly, such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results or performance of the Company to be materially different from any future results or performance expressed or implied by such forward-looking statements.

Any forward-looking statement in this private placement memorandum and supporting exhibits speaks only as of the date on which such statements is made, and the Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of such factors. Further, management cannot assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

INVESTORS ARE URGED TO EVALUATE INVESTMENT IN THE COMPANY AND TO ASK ALL RELEVANT QUESTIONS OF MANAGEMENT CONCERNING THE COMPANY AND ITS PROPOSED BUSINESS.

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SUMMARY OF THE OFFERING

The Company

EnterConnect Inc., a Nevada corporation (“EnterConnect”, the “Company”, “we” or “us”) was formed on November 13, 2006 as Priority Software, Inc.  The Company was formed to acquire, develop, market and sell EnterConnect®, a software program that provides document management, content management, collaboration, search and security.  In November 2006, the Company commenced a Regulation D Offering of its securities to acquire the EnterConnect platform from Enterpulse, Inc., a Georgia corporation.  The Company offered $100,000 Units comprised of 10% Series A Convertible Debentures and 60,000 warrants to purchase shares of the Company’s common stock at exercise prices of $2.00, $3.00 and $4.00.  The Company raised a total of $2,112,732 in the Offering.  In addition, the Company conducted a private placement on July 31, 2007 of its securities solely to accredited investors.  Subscriptions were for units at a purchase price of $25,000, comprised of a 14% Debenture and 50,000 shares of the Company's Common Stock.  The Company executed subscriptions for investments of $585,500 for a total of 1,171,000 shares of Common Stock.

Our Business

The Company leverages enterprise portal strategies and best practices to deliver proprietary, ‘business-ready’ employee, customer and partner portal solutions.  Our products and software-as-a-service (SaaS) offerings are deployed through our propriety application exchange, SOAAPPS.com, which SaaS enables other Independent Software Vendors (ISVs) and their applications - making it as easy as possible for global mid-market companies to find, try and buy software or services that meet their needs and budget.

On December 21, 2006, the Company and Enterpulse consummated an Asset Purchase Agreement whereby the Company acquired the EnterConnect platform and certain related assets and personnel for the aggregate purchase price of $1,065,982.  On January 5, 2007 to reflect the Company’s acquisition of the EnterConnect platform, the Company amended its Articles of Incorporation to change its name to EnterConnect, Inc.

To take products to market quickly, the Company leverages a proprietary Portal Application Platform, EnterConnect®, which the Company believes contains all of the core functionality required to rapidly build and deploy new end-user applications. The core functionality includes content management, digital asset management, search, security, personalization and end-user customization.  Utilizing the platform, the Company has developed two primary ‘business-ready’ product lines:  EnterConnect® AppSuite and an application exchange, SOAAPPS.com, which provide collaborative online environments for employees, customers and partners.  By developing our products to be economical, easy-to-use, easy-to-deploy and easy-to-manage, targeted mid-market companies can easily acquire them either for use on-premise through traditional software licensing or for use as an outsourced subscription service, also known as software-as-a-service (SaaS) or on-demand software.  Our ‘business-ready’ products reduce the complexities, deployment cycles and expenses associated with traditional enterprise software portal implementations. As a result, our customers incur less risk and lower upfront costs while gaining greater technology flexibility as well as faster time-to-market and business value.

The Company has, a proprietary portal application platform, two business-ready product lines, partnerships with software industry leaders – BEA Systems (NASDAQ – BEAS) and Oracle (NASDAQ – ORCL) – and a tiered distribution channel program, including direct and indirect channels that both leverage the online application exchange, SOAAPPS.com.  We currently market the EnterConnect® products and subscription services to global mid-market companies through both the direct and indirect channels.

Registration of Securities

The Company plans to become a reporting company. Thereafter, the Company will endeavor to establish a viable trading market for its securities.  As a public company, the Company believes that it will have the opportunity to raise additional capital by leveraging the market value of its common stock, as well as providing its investors with the potential for capital appreciation of their securities.

The Company hereby covenants to file a registration statement on behalf of the investors under this Offering to register the securities offered herein.  Such statement will be filed within thirty (30) days of the final closing of this Offering.  See Registration Rights Page 3.

On August 15, 2007, the Company filed a form SB2 with the United States Securities and Exchange Commission to register, on behalf of and for the benefit of selling security holders, 4,877,112 shares of its common stock.  The shares were initially issued to the selling security holders in one or more transactions exempt from the registration under the Securities Act.

The SB2, as subsequently amended, was declared effective by the Securities and Exchange Commission on November 9, 2007.

THE OFFERING

Securities Offered
A minimum of 5 Units are being offered on a “best efforts – all or none basis” and on a “best efforts” basis as to the remaining 15 Units. Each Unit comprises of 133,333 shares of the Company’s common stock, par value $.001 per share (“Common Stock”) and warrants (the “Warrants”) to purchase 66,666 shares of Common Stock at $1.50 per share.

Offering Price	$100,000 per Unit, minimum investment of one (1) Unit. However, the Company may waive the minimum subscription amount for an investor in its sole discretion.

Use of proceeds	We intend to use the net proceeds from the sale of the Units for general corporate purposes, including working capital and capital expenditures. See “Use of Proceeds.”

Shares outstanding
Assuming the Maximum Offering is completed, immediately following the closing of this Offering, we will have issued and outstanding a total of 28,858,594 shares of Common Stock (26,858,594 shares of Common Stock if the Minimum Offering is completed). No shares of preferred stock are issued or outstanding.

Registration rights
The Company will use its reasonable best efforts, subject to receipt of necessary information from the Investors, to cause a Registration Statement to be filed no later than thirty (30) days after the date of final Closing (the “Required Filing Date”) and to become effective no later than one hundred twenty (120) days after the Registration Statement was filed with the SEC (the “Required Effective Date”). If the Registration Statement has not been filed on or before the Required Filing Date, or has not been declared effective by the SEC on or before the Required Effective Date because of the Company’s breach of this provision, or does not remain effective (any such failure being referred to as an “Event”), then the Investor shall be entitled to receive from the Company, as payment in full satisfaction for such Event, warrants to purchase an aggregate number of shares of Common Stock equal to 1.5% of the number of issued Shares upon the same terms as the Warrants (i) at the time of such Event, and (ii) upon each monthly anniversary of such Event until the Event is cured, up to a maximum aggregate amount of 10% of the Shares (the “Late Registration Warrants”). In the event of changes in the outstanding Common Stock of the Company by reason of a stock dividend, stock split, reverse stock split, reorganization, recapitalization, merger, consolidation, liquidation, separation, combination or exchange of stock, change in the Company’s business structure or sale or transfer of all or any part of the Company’s business or assets (referred to as a “Capital Adjustment”), the number of Late Registration Warrants shall be adjusted consistent with such Capital Adjustment. Until such time that the resale of the Units is registered pursuant to a registration statement declared effective by the Securities and Exchange Commission, the offered securities may be resold only pursuant to Rule 144 under the Securities Act or pursuant to another exemption from registration under the Securities Act, if any.

Trading
The offered securities have not been registered under the Securities Act or the securities laws of any jurisdiction.  Unless and until the securities are registered, under the Federal securities laws and the requirements of other jurisdictions complied with, they may be transferred only in transactions that are exempt from registration under the Securities Act.

Private Offering
Neither the Units, Common Stock, Warrants, nor the Common Stock issuable upon exercise thereof may be sold or transferred in the absence of an effective registration under the Securities Act of 1933, as amended, or qualification under applicable state securities laws or an opinion of counsel satisfactory to the Company that such registration or qualification is not required.  These securities may be subject to additional restrictions pursuant to exemptions in the various states where they are being sold.  There is no assurance that a public market will develop for these securities in the future.  See “Risk Factors-No Assurance of a Public Market” and “Limited Transferability of Securities.”

Suitability Standards
An investment in Units is suitable only for certain investors capable of evaluating the merits and risks of an investment in the Company and of protecting their interest in the transaction.  Units will be offered and sold exclusively to persons who satisfy certain minimum income or net worth standards or otherwise qualify as “accredited investors” under the Federal and state securities laws.  See “Investor Suitability Standards.”

Plan of Distribution
Assistance in private placement of the Units by members of the National Association of Securities Dealers, Inc on a reasonable “Best Efforts” basis.  Participating broker-dealers will receive cash selling commissions of ten (10%) percent of the proceeds of the Units sold, certain Warrants, in addition to reimbursement of certain expenses. No commissions will be paid on any Units sold by officers or directors of the Company. See “Use of Proceeds” and “Plan of Distribution.”

Escrow Agreements
All subscription funds will be deposited into a bank trust account with the Law Firm of Levy & Boonshoft, P.C. located at 477 Madison Avenue, New York, New York 10022 pending receipt of the Minimum Offering.  If Minimum Offering has not been subscribed by the closing date (which cannot be extended beyond December 30, 2007), all subscription moneys will be refunded directly by the Escrow Agent to investors without deduction.

Rights of First Refusal
Under the terms of the Subscription Agreement to be executed by each Purchaser, holders of Common Stock, Warrants, and Common Stock issued upon exercise thereof will be subject to a right of first refusal in favor of the Company upon any transfer of such securities, subject to certain exceptions for transfers to immediate family members.  The Company waives ‘Rights of First Refusal’ upon an effective registration statement of the securities of this offering.  See “Limited Transferability of Securities.”

Disclosure Update
The Company will provide Purchasers of Common Stock and Warrants with a supplement to this Memorandum at the beginning of the exercise period indicating any material changes affecting the Company at such date or may provide regular quarterly reports and annual reports to all Purchasers.

Offering Period; Closing
The Offering will terminate on the earlier of November 30, 2007 or when the entire 20 Units comprising the Maximum Offering are subscribed for and sold. The Offering may be extended in the sole discretion of the Company for an additional 30 days to December 31, 2007 at which time it will fully and finally terminate.

Risk Factors	A PURCHASE OF UNITS IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK. SEE “RISK FACTORS.”

RISK FACTORS

Forward-looking statements include statements relating to the Company’s ability to maintain existing customer contracts and secure additional customer contracts, expected trends in the software as a service industry, expected increases in revenues derived from product sales and services, and the Company’s ability to increase sales, marketing and product development expenditures to levels required for the Company to compete in its market.  Other forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “continue,” “plans,” and “intends.”  Prospective purchasers are cautioned that all forward-looking statements are subject to risks and uncertainties including, but not limited to, the risks set forth herein.

THE SECURITIES OFFERED HEREBY ARE HIGHLY SPECULATIVE IN NATURE AND INVOLVE A HIGH DEGREE OF RISK OF LOSS AND IMMEDIATE SUBSTANTIAL DILUTION. THEREFORE, EACH PROSPECTIVE INVESTOR SHOULD, PRIOR TO PURCHASE, CONSIDER VERY CAREFULLY THE FOLLOWING RISK FACTORS AS WELL AS ALL OTHER INFORMATION SET FORTH ELSEWHERE IN THIS PRIVATE PLACEMENT MEMORANDUM.

The Investor’s Risk Losing All of their Investment

If the Company raises only the minimum offering and no more, investors risk losing all of their investment if additional capital is not raised in three (3) months.

The Company has a Limited Operating History

The Company was only recently formed and has no operating history in its intended field of endeavor and has sustained substantial losses. Since inception, the Company has suffered as of March 31, 2007 a net loss of $1,016,771 ($_1,636,381 as of _June 30, 2007). There can be no assurance that the Company will be successful in building its business or that its business model will prove to be successful.

Our Auditors have Issued a Going Concern Opinion

Our independent public accountants have expressed a going concern opinion of our financial statements as of March 31, 2007.  This means there is substantial doubt that the Company can continue as a going concern without additional financing and/or generating profits.  If we are unable to do so, we will likely have to cease operations and you may lose all of your investments.  The Company anticipates remaining unprofitable through its fiscal year ending March 31, 2008.  The Company anticipates becoming profitable in April of 2008.

The Company has Material Future Financing Needs

The Company's business model requires additional financing in order to expand its marketing and sales efforts. No assurance can be given that additional financing will be available to the Company on acceptable terms, if at all. If the Company raises additional funds by issuing additional equity securities, further dilution to existing equity holders will result. If adequate additional funds are not available, the Company may be required to curtail significantly its long-term business objectives and its results from operations may be materially and adversely affected.  Accordingly, there is substantive doubt whether the Company can fulfill its business plan or commence revenue generating operations.

If We Are Unable To Raise Capital In The Future, We May Be Unable To Fund Operating Cash Shortfalls

There can be no assurance that additional financing, may be available to us on acceptable terms, or at all. Our inability to obtain any needed financing could hinder our ability to fund our operations and our sales efforts.  Any financing may cause significant dilution to existing stockholders. Any debt financing or other financing of securities senior to common stock likely will include financial and other covenants that will restrict our flexibility. At a minimum, we expect these covenants to include restrictions on our ability to pay dividends on our common stock.

Restricted Securities

All of the shares of Common Stock outstanding prior to this Offering, or issued in connection with the conversion of the Debentures or the Warrants, are “restricted securities,” as that term is defined under Rule 144 promulgated under the Securities Act.  In general, under Rule 144, a person (or persons whose shares are aggregated) who has satisfied a one-year holding period may under certain circumstances sell without registration under the Securities Act within any three-month period that number of shares which does not exceed the greater of one percent of the then outstanding Common Stock or the average weekly trading volume of such stock during the four calendar weeks prior to such sale.  Rule 144 also permits, under certain circumstances, the sales of shares without any volume limitation by a person who has satisfied a two-year holding period and who is not, and has not been for the preceding three months, an affiliate of the Company.

There is No Public Market for Our Common Stock, and even if a Market Develops, It Will Likely be Thin and Subject To Manipulation

There is no public market for our common stock, and we can provide no assurance that a public market for our common stock will develop in the future. Even if a public market does develop, the volume of trading in our common stock will presumably be limited and likely dominated by a few individuals. The limited volume, if any, will make the price of our common stock subject to manipulation by one or more stockholders and will significantly limit the number of shares that one can purchase or sell in a short period of time. An investor may find it difficult to dispose of shares of our common stock or obtain a fair price for our common stock in the market.

If a Market for Our Common Stock Develops, the Market Price for Our Common Stock Will Likely Be Volatile and May Change Dramatically At Any Time

If a market for our common stock develops, the market price of our common stock, like that of the securities of other early-stage companies, may be highly volatile. Our stock price may change dramatically as the result of announcements of our quarterly results, the rate of our expansion, significant litigation or other factors or events that would be expected to affect our business or financial condition, results of operations and other factors specific to our business and future prospects. In addition, the market price for our common stock may be affected by various factors not directly related to our business, including the following:

●	intentional manipulation of our stock price by existing or future stockholders;

●	short selling of our common stock or related derivative securities;

●	a single acquisition or disposition, or several related acquisitions or dispositions, of a large number of our shares;

●	the interest, or lack of interest, of the market in our business sector, without regard to our financial condition or results of operations;

●	the adoption of governmental regulations and similar developments in the United States or abroad that may affect our ability to offer our products and services or affect our cost structure;

●	developments in the businesses of companies that purchase our products; and

●	economic and other external market factors, such as a general decline in market prices due to poor economic indicators or investor distrust.

Our Ability to Issue Preferred Stock and Common Stock May Significantly Dilute Ownership and Voting Power, Negatively Affect the Price of Our Common Stock and Inhibit Hostile Takeovers

Under our Articles of Incorporation, we are authorized to issue up to 10,000,000 shares of preferred stock and 100,000,000 shares of common stock without seeking stockholder approval. Our board of directors has the authority to create various series of preferred stock with such voting and other rights superior to those of our common stock and to issue such stock without stockholder approval. Any issuance of such preferred stock or common stock would dilute the ownership and voting power of existing holders of our common stock and may have a negative effect on the price of our common stock. The issuance of preferred stock without stockholder approval may also be used by management to stop or delay a change of control, or might discourage third parties from seeking a change of control of our company, even though some stockholders or potential investors may view possible takeover attempts as potentially beneficial to our stockholders.

Arbitrary Determination of Offering Price

The offering price for the shares of Common Stock was determined arbitrarily, and such price should not be considered an indication of the actual value of the Company as it bears no relationship to the book value, assets, or earnings to the Company or to other recognized criteria of value.

Immediate Dilution of Offering Price

The price of the securities offered herein will immediately drop because offering price has no bearing to book value.  If Company were to liquidate now, the investors would get nothing in return.

We depend on key management personnel for our future success

Our success will depend in large part on the continued services of Sam Jankovich, our Chairman and Chief Executive Officer. The loss of his services may materially and adversely affect our business and results of operations.  In addition, if any key management personnel resign to join a competitor or form a competing company, the loss of such personnel, together with the loss of any clients or potential clients to such competitor, could materially and adversely affect the business and results of operations of the company.  Currently, we do not have any agreements with Mr. Jankovich prohibiting him from joining competitors, forming competing companies, soliciting existing clients or disclosing information deemed confidential to us; there is no guarantee that such agreements will be effective in preventing the key management personnel from engaging in the prohibited actions.  We cannot guarantee that we will be able to replace any of these individuals in the event their services become unavailable.

Expansion and Retention of Client Accounts

Our success depends on our ability to attract and retain clients, these clients can terminate their accounts on little or short notice. Currently, we have engaged in only limited sales.  Accordingly, we may lose or gain significant accounts each year.  There can be no assurance that we can retain our existing clients and add new clients as it attempts to expand its business.  See “Business - Customers.”

Competition

Although we believe we will be able to compete on the basis of the quality of our service, price and reputation, and build personal relationships with clients, there can be no assurance that we will be able to generate or improve our competitive position as we implements our proposed marketing program.  See “Business – Competition.”

Control by Current Stockholders

Our directors, officers, 5% stockholders and their affiliates control approximately 72% of our outstanding shares of common stock and are expected to continue to control a majority of our outstanding common stock following any financing transactions projected for the foreseeable future. These directors, officers and affiliates effectively control all matters requiring approval by the stockholders, including any determination with respect to the acquisition or disposition of assets, future issuances of securities, declarations of dividends and the election of directors. This concentration of ownership may also delay, defer, or prevent a change in control and otherwise prevent stockholders other than our affiliates from influencing our direction and future.

We are currently controlled by Sam Jankovich, our Chairman and Chief Executive Officer, and Private Capital Group, LLC (“PCG”), whose principal, Michael Wainstein, serves as our Director and Treasurer, who own approximately 34.4% and 29.8% of our Common Stock respectively.  The principal stockholders will continue to own Common Stock giving them voting control over us.  Since the Common Stock does not have cumulative voting rights, they will be able to determine and direct our affairs and policies and the use of all funds available to us.  Conversely, purchasers of Common Stock will have no effective voice in the management of the Company.  See “Security Ownership of Management and Certain Security Holders.”

Absence of Cash Dividends

It is unlikely we will declare or pay dividends on Common Stock in the foreseeable future out of future earnings, if any, even if permitted to do so under applicable law.  We currently intend to retain earnings, if any, to fund our continued operations and proposed expansion.  See “Dividend Policy.”

If the protection of intellectual property is inadequate, competitors may gain access to our content and technology

We seek to develop and maintain the proprietary aspects of our products and technology. To protect this proprietary content and technology, we rely primarily on a combination of contractual provisions, confidentiality procedures, trade secrets and patent, copyright, and trademark laws.

We seek to avoid disclosure of our trade secrets through a number of means including, but not limited to, requiring those persons with access to our proprietary information to execute confidentiality agreements.  We seek to protect our software, documentation, and other written materials under trade secret and copyright laws, which afford only limited protection.  We cannot be certain that any of our proprietary rights with respect to our products and services will be viable or of value in the future because, among other reasons, the validity, enforceability and type of protection of proprietary rights in our industries are uncertain and still evolving and many different entities are simultaneously seeking intellectual property rights relevant to software based applications.

We have no patents and may not receive a patent related to any of our products and services.  Our future patents, if any, may be successfully challenged, rendering them invalid or unenforceable, or may not provide us with any competitive advantages.  We may not develop proprietary products or technologies that are patentable and other parties may have dominating patent claims.  Additionally, other parties may have patent rights relating to the same subject matter covered by patents issued to us, enabling them to use the patented technology or license it to others without our consent.  The validity and enforceability of our future patents, if any, may also be affected by future legislative actions or judicial decisions.

Our trademarks may not provide us with any competitive advantages.  None of our trademarks may be registrable, and other parties may have priority of use of such trademarks or variants thereof.

Despite our efforts to protect our proprietary rights, unauthorized parties may attempt to copy aspects of our products and intellectual property or to obtain and use information that we regard as proprietary.  Policing unauthorized use of our products is difficult, and while we are unable to determine the extent to which piracy of our intellectual property exits, piracy can be expected to be a persistent problem.  In addition, the laws and enforcement mechanisms of some foreign countries do not protect our proprietary rights as much as do the laws of the United States.  Our means of protecting our proprietary rights may not be adequate and our competitors may independently develop similar technology, duplicate our products, or design around patents issued to us, our content, or other intellectual property.

There has been a substantial amount of litigation in the Internet industry regarding intellectual property rights.  It is possible that in the future third parties may claim that we or our current or potential future products or services infringe upon their intellectual property.  We expect that developers and providers of e-commerce solutions will increasingly be subject to infringement claims as the number of products and competitors in this industry segment grows and the functionality of products in different industry segments overlaps.  Any claims, with or without merit, could be time-consuming, result in costly litigation, cause delays in implementation of our services or require us to enter into license agreements.  Licenses, if required, may not be available on terms acceptable to us, which could seriously harm our business.

Our business is subject to U.S. and foreign government regulation of the Internet.

We are affected by government regulation of the Internet by the United States, at the state, local and federal government levels, and foreign governmental bodies.  Because new legislation is continuously being created and implemented, we are not certain how our business will be impacted and cannot predict if or how any future legislation would impact our business.  In addition, we may be indirectly affected by certain new legislation to the extent it impacts our clients and potential clients.

We will incur increased costs in the event that we become a public company.

As a public company, with a class of reporting securities, we will incur significant legal, accounting and other expenses that we did not incur as a private company. We will incur costs associated with our public company reporting requirements. We also anticipate that we will incur costs associated with the new rules implemented by the Securities and Exchange Commission. We expect these rules and regulations to increase our legal and financial compliance costs and to make some activities more time-consuming and costly.

No public market exists for the trading of our securities.

Our selling stockholders are offering to sell shares of our common stock at a fixed price of $1.00 per share. Our common stock is not traded on any exchange at this time, but we will seek to have it listed to trade on the OTC Bulletin Board (“OTCBB”). Factors such as announcements by us of the financial results, the gain or loss of customers, changes in management, regulatory changes, trends in the industry or stock market and announcements by competitors, among other things, could cause the market price of our securities to fluctuate significantly.

Our stock is a penny stock and there are significant risks related to buying and owning penny stocks.

Rule 15g-9 under the Securities Exchange Act of 1934 imposes additional sales practice requirements on broker-dealers that sell non-NASDAQ listed securities except in transactions exempted by the rule, including transactions meeting the requirements of Rule 506 of Regulation D under the Securities Act and transactions in which the purchaser is an institutional accredited investor (as defined) or an established customer (as defined) of the broker or dealer. For transactions covered by this rule, a broker-dealer must make a special suitability determination for the purchaser and have received the purchaser’s written consent to the transaction prior to sale. Consequently, this rule may adversely affect the ability of broker-dealers to sell our securities and may adversely affect your ability to sell any of the securities you own.

The Securities and Exchange Commission regulations define a “penny stock” to be any non-NASDAQ equity security that has a market price (as defined in the regulations) of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to some exceptions. For any transaction by a broker-dealer involving a penny stock, unless exempt, the rules require delivery, prior to any transaction in a penny stock, of a disclosure schedule prepared by the SEC relating to the penny stock market. Disclosure is also required to be made about commissions payable to both the broker-dealer and the registered representative and current quotations (bid and ask prices) for the securities. Finally, monthly statements are required to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. Our market liquidity could be severely adversely affected by these rules on penny stocks.

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INVESTOR SUITABILITY STANDARDS

INVESTMENT IN THE UNITS INVOLVES A HIGH DEGREE OF RISK AND IS SUITABLE ONLY FOR THOSE INVESTORS WHO HAVE SUBSTANTIAL FINANCIAL RESOURCES IN RELATION TO THEIR INVESTMENT AND WHO UNDERSTAND THE PARTICULAR RISK FACTORS OF THIS INVESTMENT.  IN ADDITION, A PURCHASE OF UNITS IS SUITABLE ONLY FOR INVESTORS WHO NEED NO LIQUIDITY IN THEIR INVESTMENTS AND ARE WILLING TO ACCEPT SUBSTANTIAL RESTRICTIONS ON THE TRANSFER OF THESE SECURITIES.

Investor Suitability

The Company intends to offer and sell the Units to a limited number of “accredited investors” as such term is defined under Regulation D promulgated under the Securities Act.  Offers and sales will be made only to persons whom the Company believes (i) have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the proposed investment, and (ii) can bear the economic risks of the investment.

The Company reserves the right to determine whether any prospective investor meets the above requirements and will have the absolute discretion not to accept any subscription for any reason.

Each investor will be required to represent in writing in a Subscription Agreement (see Appendices) and Confidential Subscriber Questionnaire (see Appendices) that he or she meets the requirements described above and can afford to bear the risk of the loss of his or her entire investment in the securities offered hereby.  The Company may also make such further inquiries as it deems appropriate to determine whether an investment in the Units is suitable for any prospective investor.

Ability to Accept Limitations of Transferability

It is unlikely that investors will be able to liquidate their investments in the Units in the event of an emergency or for any other reason.  A public market for the Units does not exist and it is not anticipated that one will ever develop.  Moreover, the transferability of the Units is subject to certain restrictions set forth in the Subscription Agreement, including a right of first refusal granted to the Company, and will be affected by restrictions on resale imposed under federal and state securities laws.  See “Risk factors.”

EACH PROSPECTIVE INVESTOR SHOULD OBTAIN THE ADVICE OF HIS OR HER ATTORNEY, TAX CONSULTANT AND BUSINESS ADVISOR WITH RESPECT TO THE LEGAL, TAX AND BUSINESS ASPECTS OF THIS INVESTMENT PRIOR TO SUBSCRIBING FOR THESE SECURITIES.

THIS MEMORANDUM SHALL NOT CONSTITUTE AN OFFER TO SELL TO, OR A SOLICITATION OF AN OFFER TO BUY FROM, ANY PERSON WHO DOES NOT MEET THE SUITABILITY STANDARDS SET FORTH HEREIN AND IN THE SUBSCRIPTION AGREEMENT.

USE OF PROCEEDS

The net proceeds from this Offering will be used primarily for the development of enterprise software-as-a-service and related direct and support operations.

We reserve the right to have significant discretion with respect to the application of such proceeds at any time during or after this Offering. In the event that our plans change, our assumptions change or prove to be inaccurate, or the proceeds of the Offering prove to be insufficient, it may be necessary or advisable to reallocate proceeds or to use proceeds for other purposes, or we may be required to seek additional financing or we may be required to curtail our operations.  As a result of the foregoing, our success will be affected by our discretion and judgment with respect to the application and allocation of the proceeds of this Offering.  The proceeds of the Offering may be deposited in interest or non-interest bearing accounts, or invested in government obligations, certificates of deposit, commercial paper, money market accounts or similar investments, which may not be insured.

The following table sets forth the estimated application of proceeds from the sale of the minimum and maximum number of Units being offered hereby:

	Minimum	Maximum

Marketing (1)	$150,000	$600,000
Product Development (2)	$100,000	$400,000
Working Capital (3)	$150,000	$750,000
Broker/Dealer (4)	$50,000	$200,000
Offering Costs (5)	$50,000	$50,000
Total Proceeds	$500,000	$2,000,000
(1)	Represents expenditures for marketing to partners and customers.

(2)	Represents estimates for product development and services within specific markets in which the Company is engaged.

(3)	Represents reduction in accounts payable, and general corporate purposes.

(4)
Represents commissions to be paid to broker-dealers that participate in the offering.  To the extent any of the Units are sold by officers or directors of the Company, no commissions will be paid and the additional proceeds as a result of the savings of the commissions will be used for working capital.

(5)	Includes legal, accounting, printing, and other expenses associated with this offering.

The foregoing represents our present business intentions with respect to the allocation of proceeds of this offering based upon our present plans and business conditions.  The occurrence of certain unforeseen events or changed business conditions could result in the application of the proceeds of the offering in a manner other than as described in this prospectus.  See “Risk Factors” for additional discussions of these risks.

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CAPITALIZATION

The Company had 26,191,928shares of Common Stock issued and outstanding as of the date of this Memorandum. The following table sets forth the capitalization of the Company as of the date hereof, giving effect to the Minimum Offering (assumed net proceeds of $450,000) and to the Maximum Offering (assumed net proceeds of $1,800,000), with an offering price of $0.75 per share.

	Actual	Minimum Offering	As Adjusted Maximum Offering	(1)
Cash	$1,936	$401,936	$1,501,936
Total Liabilities	$450,073	$1,035,573 (1)	$1,035,573	(1)
Stockholders’ equity: Preferred stock at $0.001 par value; 10,000,000 shares authorized; no shares issued and outstanding	-0-	-0-	-0-
Common stock at $0.001 par value;100,000 shares authorized; 26,191,928, Shares issued and outstanding (1)	$26,191,928	$26,858,594	$28,858,594
Additional paid-in capital	$4,144,176	$4,544,176	$5,644,176
Deferred Compensation (2)	$(2,000,000)	$(2,000,000)	$(2,000,000)
Accumulated deficit	$(1,636,381)	$(1,636,381)	$(1,636,381)
Total stockholders’ equity (1)	$533,987	$935,320	$2,040,654

See accompanying notes to the financial statements.

(1)
Gives effect to the Company’s receipt of gross proceeds of $585,500 in July and August 2007 from bridge loans which would increase the as adjusted total liabilities to $1,035,573. The Company conducted a private placement of its securities solely to accredited investors.  Subscriptions were for units at a purchase price of $25,000, comprised of a 14% Debenture and 50,000 shares of the Company's Common Stock.  The Company executed subscriptions for investments of $585,500 for a total of 1,171,000 shares of Common Stock.

(2)
Gives effect to the issuance of 1,000,000 shares of its shares of common stock to Global Media Fund (“Global’) related to a Memorandum of Understanding with Global to provide marketing and advertising services for a term of twelve (12) months.  In consideration for the services, EnterConnect issued 1,000,000 shares of its common stock to Global at an agreed valuation of $2,000,000.

SECURITY HOLDERS

The Company has an aggregate of 58 shareholders.  The following table reflects owners of five percent (5%) or more of all of the issued and outstanding shares of the Company’s Common Stock as of the date hereof and the percentage of shares held by each shareholder, all on a fully-diluted basis.

The table also identifies owners of shares who are officers or directors of the Company.

PRE-OFFERING TABLE
As of the date of this Memorandum
Names of Shareholders	Number of Shares Held	Approximate Percentage Holding

Sam Jankovich, Chairman, President and Chief Executive Officer	9,000,000	34.36%
Private Capital Group LLC (Michael Wainstein, Director and Treasurer)	7,800,000	29.78%
Dean Galland, Chief Operating Officer	2,109,400	8.05%
Others	7,282,528	27.80%
Total	26,191,928	100.00%

The table below sets forth the post-Offering capitalization of the Company, assuming that the Maximum Offering is subscribed for and all Warrants are immediately exercised.

POST-OFFERING TABLE
Assuming Subscription for Maximum Offering
Names of Shareholders	Number of Shares Held	Approximate Percentage Holding

Sam Jankovich, Chairman, President and Chief Executive Officer	9,000,000	31.18%
Private Capital Group LLC (Michael Wainstein, Director and Treasurer)	7,800,000	26.03%
Dean Galland, Chief Operating Officer	2,109,400	7.30%
Others	7,282,528	25.23%
Investors (assuming all warrants are exercised)	2,666,666	9.24%
Total	28,858,594	100.00%

THE BUSINESS OF THE COMPANY

Overview

EnterConnect, Inc. (“EnterConnect”, the “Company” or “our”) leverages enterprise portal strategies and best practices to deliver proprietary, ‘business-ready’ employee, customer and partner portal solutions.  The Company’s products and software-as-a-service (SaaS) offerings are deployed through a propriety application exchange, SOAAPPS.com, which SaaS enables other Independent Software Vendors (ISVs) and their applications - enabling global mid-market companies to find, try and buy software or services that meet their needs and budget.

To take products to market quickly, the Company leverages a proprietary Portal Application Platform, EnterConnect®, which the Company believes contains all of the core functionality required to rapidly build and deploy new end-user applications. The core functionality includes web content management, digital asset management, search, security, personalization and end-user customization.  Utilizing the platform, the Company has developed two primary ‘business-ready’ product lines:  EnterConnect® AppSuite and the application exchange, SOAAPPS.com, which provide collaborative online environments for employees, customers and partners.  By developing the EnterConnect products to be economical, easy-to-use, easy-to-deploy and easy-to-manage, targeted mid-market companies can easily acquire them either for use on-premise through traditional software licensing or for use as an outsourced subscription service, also known as software-as-a-service (SaaS).  The Company’s ‘business-ready’ products reduce the complexities, deployment cycles and expenses associated with traditional enterprise software portal implementations. As a result, our customers incur less risk and lower upfront costs while gaining greater technology flexibility as well as faster time-to-market and business value.

The Company has a proprietary portal application platform, two business-ready product lines, partnerships with software industry leaders – BEA Systems (NASDAQ – BEAS) and Oracle (NASDAQ – ORCL) – and a tiered distribution channel program, including direct and indirect channels that both leverage the online application exchange, SOAAPPS.com. We currently market the EnterConnect® AppSuite product and subscription service to global mid-market companies through both the direct and indirect channels.

Industry Background

Enterprise Portals
Leading technology analyst firm, Gartner Inc., defines a portal as "access to and interaction with relevant information assets (information/content, applications and business processes), knowledge assets and human assets by select targeted audiences, delivered in a highly personalized manner."  Some of the benefits of enterprise portals include improved communications and collaboration, increased productivity, improved customer and partner service delivery, increased revenue and reduced operating costs. CIO surveys reveal that portals continue to be among the top spending priorities at companies.  Goldman Sachs’ CIO survey placed portals alongside security and storage software in the top tier of spending priorities for 2005.  A Smith Barney CIO survey showed portals as the highest application spending priority, coming out just ahead of traditional stalwarts ERP and CRM. A March 2007 report by International Data Corporation (IDC) states that 2006 worldwide enterprise portal revenue grew by 10.4% to an estimated $896 million and is predicted to grow to $1.4 billion in 2011.

Traditionally, companies have had three options when seeking to deploy an enterprise portal: develop from scratch; develop using a portal framework; or deploy an enterprise portal software solution.  Each of these options can enable a company to realize the benefits enterprise portals provide, but they also introduce a variety of other challenges, including:

·
Lengthy and costly deployments:  Companies choosing to develop a portal from scratch or utilizing a portal framework require expensive development resources either internally or on an outsourced basis. Typical deployment cycles vary with portal complexity, but range from 3-18 months.  Companies choosing to deploy an enterprise portal software solution save on development expenses and shorten their deployment cycles to 3-6 months, but invest more in licensing, maintenance and professional services fees.

·
High cost of ownership:  Companies choosing to develop portals or to deploy an enterprise portal software solution will incur a high total cost of ownership as a result of expensive information technology (IT) resources required for upfront development, deployment, systems integration and ongoing customizations, support, administration and upgrades as well as costly licensing and maintenance fees.

The impact of these challenges vary from increased risks and costs to increased time-to-value.  To address these challenges, mid-market companies are turning to business-ready portal software applications available in on-premise versions and as outsourced services, also known as software-as-a-service (SaaS) or on-demand software.  Business-ready portal applications are pre-configured for key business-use-cases, enabling companies to rapidly deploy new portals with significantly less upfront investment.  Business-ready portal applications can be deployed in just a few weeks and often deliver the majority of the functionality needed to achieve business results quickly.  Companies then only need to invest in development or professional services to complete the minor customizations required.

Emergence of Software-as-a-Service (SaaS)
The traditional software deployment model for packaged applications requires customers to make capital investments in upfront licensing fees along with an additional 20-30% average investment in professional service fees for lengthy implementation cycles.  Software-as-a-Service (SaaS) redefines this traditional deployment model, empowering customers with a dynamic “pay-as-you-go or subscription” service.  SaaS customers can access and utilize software through any standard Web browser – at anytime from anywhere. SaaS is not just about a new way of creating, delivering, selling and utilizing applications. SaaS enables companies to subscribe to a variety of application services, available via the Internet on an as-needed basis with little or no implementation services required and without the need to install and manage third-party software in-house.

The Software-as-a-Service (SaaS) business model is designed to address seven major challenges in the software industry today:

·	the availability of enterprise application services to global customers of all sizes and across all industries;

·	a fully outsourced service accessible over the Internet and through a variety of devices, including PCs, laptop computers, mobile phones, and PDAs;

·	rapid and simple deployment, configuration, and training;

·	a comprehensive set of application features;

·	a scalable, secure application architecture that can economically support hundreds of thousands of customers simultaneously;

·	the ability to integrate with businesses’ existing third party and internally developed enterprise applications and databases;

·	and the ability to tailor the appearance, policy settings, workflow and other characteristics of the service to meet the needs of a diverse customer base.

According to a March 2007 announcement by Gartner, the SaaS market is growing at 48% per year as compared to the traditional enterprise software market which is only growing at 6% per year. Gartner predicts that the SaaS market will grow to $19.3 billion in worldwide revenues in 2011, generating 25% of the revenues within the overall software market, an increase of 20% - up from 5% in 2006 which produced worldwide market revenues of $6.3 billion.

Application Exchanges
To take advantage of the predicted growth in the software-as-a-service market, SaaS application exchanges (marketplaces) have entered as new market players seeking to capture market share by lowering traditional and SaaS barriers to market entry and growth for exchange partners. While traditional barriers have been associated with market presence and intellectual property, new SaaS barriers also include other limiting factors associated with successfully transitioning or supporting a services-based business model that requires a multi-tenant delivery infrastructure as well as re-tooled sales, marketing and distribution strategies, and effective alliance strategies.  Application exchanges provide software companies with a new channel to build, sell, deploy and manage their SaaS applications and in return generate revenue from a variety of sources, including: advertising fees; partner participation fees; partner enablement fees; partner application hosting and management fees; and shared revenue percentages for new SaaS subscriptions sold through the exchange.

Our Strategy

Our mission is to leverage our strength as a leader in enterprise portal strategies and best practices to deliver proprietary, ‘business-ready’ employee, customer and partner portal solutions that are economical, easy-to-use, easy-to-deploy and easy-to-manage. We deploy our products and software services through our propriety application exchange, SOAAPPS.com, which SaaS enables other Independent Software Vendors (ISVs) and their applications - making it as easy as possible for global mid-market companies to find, try and buy software or services that meet their needs and budget.

Key elements of our strategy include:

·
Strengthening and extending our product offerings.  We designed our standards-based products to easily accommodate new features, functions and business-use-case scenarios as well as the release of entirely new applications. For example, the first release of the EnterConnect® AppSuite was for generic intranet and extranet environments, however, the latest release includes four applications, EmployeeConnect, TeamConnect, CustomerConnect and PartnerConnect.  The EnterConnect® Portal Application Platform was also extended to include new functionality such as campaign and survey execution and management, which is now utilized in each of the new applications.

·
Deepening relationships with strategic partners and better leveraging their indirect channels.  Our strategic partner strategy focuses on developing partnerships with software leaders that have large indirect channels consisting of Independent Software Vendors (ISVs), Systems Integrators (SIs) and Value Added Resellers (VARs).  We currently have established partnerships with two of the leading middleware software providers, BEA Systems and Oracle. There are two key goals with our strategic partner strategy: to embed, integrate, bundle or co-sell our EnterConnect® products with our partner’s products to launch new business-ready portal applications and then distribute them through the application exchange, SOAAPPS.com, leveraging the indirect sales channels of strategic partners; to SaaS enable strategic partner ISVs in order to make their SaaS solutions available on the SOAAPPS.com application exchange.  The objective of our strategic partner strategy is to help our partners drive new revenue through indirect channels utilizing EnterConnect® products.

·
Establishing the Internet channel as our primary channel for global software deployment.  We believe the Internet channel provides the lowest cost - of sales, of customer and partner service delivery, and of deploying, managing and maintaining products - and provides the greatest access to customers worldwide.  The key to our Internet channel strategy is leveraging the EnterConnect® application exchange, SOAAPPS.com in conjunction with our strategic partner, BEA Systems, and their extensive network of indirect channel partners. SOAAPPS.com is the first application exchange to launch with our strategic partners.

·
Extending our tiered distribution channels.  Our tiered distribution channels consist of direct and indirect sales channels. The direct sales channel is comprised of our direct sales force and telesales.  The indirect sales channel is comprised of our strategic partners and their indirect partner network of ISVs, SIs and VARs. The objective of this strategy is to help partners maximize the use of our Internet channel, SOAAPPS.com, to: generate demand for solutions; enable easy demonstration of solutions; provide easy access to solution collateral; facilitate online transactions; and enable easy management and maintenance of purchased solutions.

Our Solution

We are a provider of standards-based, business-ready enterprise and exchange portal applications for mid-market companies.  We provide an Internet channel that enables customers to more easily access, demonstrate, acquire, deploy and manage either on-premise products or software-as-a-service offerings.  Our key EnterConnect® SaaS offerings enable us to provide our service to businesses worldwide through our proprietary, scalable and secure SaaS application architecture, which also allows us to serve large numbers of customers cost-effectively. By subscribing to our service, our customers do not have to make large and risky upfront investments in software, additional hardware, extensive implementation services, and additional IT staff. As a result, our service enables businesses to achieve higher productivity from, and a lower total cost of ownership for, their business-ready portal applications.

The key advantages of our solution include:
Comprehensive Product Suite.  We offer products that are designed to deliver high levels of accountability, productivity, and ease of use.  Our solutions allow businesses to enhance individual and workgroup productivity, improve customer service, strengthen marketing capabilities, increase revenue opportunities and reduce business operating costs.  We have identified the target markets that are in the greatest need of our applications and our portal platform can be expanded to build additional application opportunities identified within those industries.

Ease of Use.  We have designed our products and SaaS offerings to be easy-to-use and intuitive.  Since our solutions contain many tools and features recognizable to users of popular websites such as Amazon.com, eBay and Yahoo!, they have a more familiar, user-friendly interface than typical enterprise applications.  As a result, our end users do not require substantial user training and therefore rapidly enjoy the benefits.  We also conduct extensive end user surveys to gauge their experiences with our solutions so that we may determine potential areas of improvement.  Additionally, because of the nature of our offerings, we receive automatic feedback as to which features customers use, enabling us to further improve our offerings.

Rapid Deployment.   Since our business-ready portal applications are pre-configured for key business-use-cases they can be deployed rapidly to achieve business results quickly.  Customers utilizing our SaaS offerings have the added advantage of not having to spend time installing or maintaining the servers, networking equipment, security products or other infrastructure hardware and software necessary to ensure a scalable and reliable service required with on-premise solutions.  We believe the average time that a customer requires to deploy our offerings is significantly shorter than typical, traditional portal deployments.  We also offer complementary consulting and training services to assist customers in rapidly deploying and optimizing their use of our offerings.

Lower Total Cost of Ownership.  We enable customers to achieve significant savings relative to the traditional enterprise portal models that require expensive information technology (IT) resources for upfront development, deployment, systems integration and ongoing customizations, support, administration and upgrades.  Our pricing strategies and choice of on-premise or SaaS delivery options enable customers to easily acquire a solution that fits their unique needs.  Customers utilizing our SaaS offerings also benefit from the predictability of their future costs since they pay for the software as a service, which already includes upgrades for the term of the subscription contract.

Our Products & Offerings

We have developed a proprietary Business-Ready Portal Application Platform, EnterConnect®, which contains all of the core functionality required to rapidly build and deploy new end-user applications quickly.  The core functionality includes web content management, digital asset management, search, security, personalization and end-user customization.  Utilizing the platform, we have developed two primary business-ready product lines:  EnterConnect® AppSuite and the application exchange, SOAAPPS.com, which provide online collaboration environments for employees, customers and partners.  The table below shows our key applications and feature categories.

EnterConnect® Business-Ready Portal Application Platform
Key Feature Categories	EmployeeConnect	TeamConnect	CustomerConnect	PartnerConnect
Web Content Management	✓	✓	✓	✓
Digital Asset Management	✓	✓	✓	✓
Collaboration	✓	✓	✓	✓
Personalization	✓	✓	✓	✓
Survey Management	✓	✓	✓	✓
Campaign Management	✓	✓	✓	✓
Portal Administration	✓	✓	✓	✓
Microsoft Outlook Integration	✓	✓	✓	✓
Federated Secure Search	✓	✓	✓	✓
Multi-Language Support	✓	✓	✓	✓
Federated Authentication & Security	✓	✓	✓	✓

EnterConnect® AppSuite is a business-ready portal application suite used for intranet and extranet environments.  The portal suite currently consists of EmployeeConnect, TeamConnect, CustomerConnect and PartnerConnect.  The suite targets mid-market companies seeking to improve communications and collaboration and those seeking to leverage employee, partner and customer self-service to lower operational costs and increase revenue.  The application suite is available in both on-premise and software-as-a-service offerings. The application suite is available in a variety of editions, all of which use the Portal Platform and core functionality, but provide flexible pricing options for customers to match their needs and the size of their user-base with the editions that will deliver the highest return on investment.

EnterConnect® AppSuite On-Premise Version
Applications in Suite	Standard Edition (1 - 1,500 Users)	Corporate Edition (1,501 - 2,500 Users)	Enterprise Edition (2,501+ Users)
EmployeeConnect	✓	✓	✓
TeamConnect	✓	✓	✓
CustomerConnect	✓	✓	✓
PartnerConnect	✓	✓	✓
Development APIs			✓
Licensing Options	As a Suite	As a Suite	As a Suite

EnterConnect® AppSuite Software-as-a-Service (SaaS) Version
Applications in Suite	Trial Edition	SaaS Edition
EmployeeConnect	✓	✓
TeamConnect	✓	✓
CustomerConnect	✓	✓
PartnerConnect	✓	✓
Subscription Options	30 Days Free	Per-User Per-Suite

The EnterConnect® application exchange, SOAAPPS.com, consists of a marketplace that promotes partner products and services, a storefront for partners to demo and sell offerings, a customer portal for partners to service and manage customers, and an administration portal to manage portal business services and partners on the exchange.   SOAAPPS.com launched September 10, 2007 in strategic partnership with BEA Systems and targets global mid-market companies seeking a variety of solutions from partner companies.

EnterConnect® Application Exchange Portal, SOAAPPS.com - Software-as-a-Service (SaaS) Version
Key Applications	BEA Edition
Marketplace	✓
Customer Portal	✓
Storefront	✓
Administration	✓
Analytics	✓
Hosting & Management of Partner Solutions	✓
Subscription Options	Custom

Professional Services

We intend to offer consulting and implementation services and training that complement our offerings.

Consulting and Implementation Services.  We offer consulting and implementation services to our customers to facilitate the adoption of our business-ready portal offerings.  Consulting services consist of services such as information architecture, business process mapping, project management services, solution development and guidance on portal best practices in using our offerings.  Implementation services include systems integration, configuration and data conversion.  The majority of our consulting and implementation engagements will be billed on a time-and-materials basis.  For the majority of the mid-market customers, we offer certain implementation services on a fixed price basis.

Training.  We offer a number of traditional classroom and online educational classes that address topics such as implementing and using and administering our offerings.  We also offer classes for our partners who implement our service on behalf of our customers. The traditional classroom and some of the on-line educational classes are billed on a per-person, per-class basis.  We intend to offer the majority of our on-line educational classes are available at no charge to customers who subscribe.  We also assist customers in developing and delivering a customized education program for their employees.  The majority of these custom training engagements are billed on a time-and-material basis.

Technology, Development and Operations

Technology

Core Technology
We believe that our proprietary, enterprise-class Portal Application Platform, EnterConnect®, contains all of the core functionality required to rapidly build and deploy new end-user applications that are economical, easy-to-use, easy-to-deploy and easy-to-manage.  The core functionality includes content management, digital asset management, search, security, personalization and end-user customization.  We believe that our enterprise portal product strategy combined with our SaaS application service model enables us to develop functionality and deliver it to customers more efficiently than traditional enterprise software vendors.

We believe the value of EnterConnect® not only lies in its performance as a product, but in its ability to leverage the software platforms that the product runs on. The value of EnterConnect® as a robust business-ready portal solution can be extended and enhanced by our leading world-class partner platforms:  BEA Systems’ WebLogic Portal® (“WLP”) and Oracle’s 10g Platform. These platforms provide robust standards-based design and run-time environments – empowering scalability and flexibility.

BEA WebLogic Portal and Oracle 10g are the leading portal platforms for developers service-enabling their applications. The EnterConnect® Portal Platform leverages these partner platforms to achieve faster time-to-value when developing new business applications using open standards, web services and a Service-Oriented Architecture (“SOA”).  These platforms help empower EnterConnect® to connect people to business services, while simplifying the production and management of any custom service-oriented portals in order to deliver business value rapidly and cost effectively. The EnterConnect® products are available as a service or with the portal platforms embedded or bundled within the solutions or customers already owning BEA WebLogic Portal or Oracle 10g can purchase EnterConnect® AppSuite separately to run in their existing on-premise environment.

SaaS Offering

We believe that our SaaS offering enables us to develop functionality and deliver it to customers more efficiently than traditional enterprise software vendors. With the SaaS offering we do not provide software that must be written to different hardware, operating system and database platforms, or that depend upon a customer’s unique systems environment. Rather, we have optimized our service to run on a specific database and operating system using the tools and platforms best suited to serve our customers. Performance, functional depth and usability of our service drive our technology decisions and product direction.  To optimize our software-as-a-service offering for customers, we have added two new SaaS features: Federated Identity Management and Integrated Enterprise Search. Federated identity management enables us to authenticate users without exposing ‘identity credentials’ within the portal administration sub-systems, further improving the security EnterConnect® delivers. Integrated enterprise search enables us to expose our portal search services to other ‘search engine queries’, further improving search abilities.

On-Premise Offering

Customers purchasing the Standard or Corporate Editions of the EnterConnect® AppSuite will leverage the proprietary functionality of EnterConnect as well as the embedded functionality of either BEA Systems’ WebLogic Portal® (“WLP”) Platform or Oracle’s 10g Platform, depending on their platform preference.

Customers purchasing the Enterprise Edition of the EnterConnect® AppSuite will leverage the proprietary functionality of EnterConnect as well as the bundled functionality of either BEA Systems’ WebLogic Portal® (“WLP”) Platform or Oracle’s 10g Platform, depending on their platform preference.  With the Enterprise Edition, customers have full access to the EnterConnect® AppSuite APIs as well as the full functionality of any bundled BEA or Oracle platforms.  The Enterprise Edition provides customers with access to the APIs for future customizations and proprietary integrations.  With the Enterprise Edition, customers gain a rich graphical interface for developing portals and business applications that can be easily adapted to business changes. This edition can enable rapid portal development while advanced administration simplifies portal assembly and management.

Development

The EnterConnect® Portal Application Platform contains all of the core functionality required to rapidly build and deploy new end-user applications. Utilizing our standards-based platform, we not only deliver intuitive portal applications and designs that are easy to use within a scalable and robust enterprise-class architecture, but we also have the flexibility to continue developing new vertical, horizontal or niche applications as market opportunities are identified.

We anticipate that a significant portion of our research and development resources will be devoted to enhancing existing products as well as re-architecting our portal platform and products to optimally support a software-as-a-service architecture and business model.  The Company is re-architecting EnterConnect® to deliver our SaaS offering as a full multi-tenant application.  The re-architected SaaS offering will treat all customers as logically separate tenants in central applications and databases. As a result, we will be able to spread the cost of delivering our service across our user base. In addition, because we will not have to manage thousands of distinct applications with their own business logic and database schemas, we believe that we can scale our business faster than traditional software vendors.  The new multi-tenant architecture will enable us to then focus our resources on building new functionality for our customer base as a whole rather than on maintaining an infrastructure to support each of their distinct applications.  Our re-architected SaaS offering will be addressable by other applications on the Internet and applications behind our own firewall.

While we expect such investments in research and development will generate revenue in the next several years, technological development is always subject to potential delays and there can be no assurance that any new product enhancements developed will achieve market acceptance.

Operations

The Company leases its principal facility in San Jose, California. EnterConnect serves all SaaS customers and users from a Tier 1 facility located in the Washington, D.C. metro area that is operated by OpSource, Inc., which is headquartered in Santa Clara, CA.  OpSource is a SAS 70 Type II audited provider of a complete SaaS delivery solution that includes carrier class network and security, 24x7x365 systems management and call center operations.

Customers

Contracts in the computer software business are generally cancelable with 30 days notice. While the Company has only made limited sales thus far, we intend to routinely sign one year contracts with customers and protect against cancellation of the contracts by meeting customer needs, providing excellent services, and by delivering unique proprietary software combined with all the added additional cost saving benefits.

On-Premise Customers
Each on-premise customer (Licensee) receives all subsequent updates and modifications to the purchased software which is furnished to the Licensee under a non-transferable, non-exclusive License for use by the Licensee and no title or ownership is vested to the Licensee.  Our contracts generally provide that the computer hardware furnished is warranted as specified under the manufacturer’s warranty, and if any defects, replacements, repairs or any other problem occurs the Licensee agrees to look solely to the manufacturer.

SaaS Customers
Each SaaS customer subscribes to utilize the EnterConnect® products as a software service, accessing it through any standard Web browser.  By subscribing to our software services offering, our customers gain several advantages over the on-premise solution, including: no requirement for risky upfront investments in software, additional hardware, extensive implementation services, or for additional IT staff. As a result, our service enables businesses to achieve higher productivity from, and a lower total cost of ownership for, their portal solutions.  Unlike on-premise customers, SaaS customers have the option of subscribing to individual applications or to the entire EnterConnect® AppSuite including EmployeeConnect, TeamConnect, CustomerConnect and PartnerConnect – all on a per-user, per-application basis.

Marketing and Distribution

Target Markets

Our target markets are primarily mid-market companies with (1,000 – 4,000) employee-users and secondarily, divisions of Fortune 1000 enterprise companies.  The vertical market focus is on Manufacturing, Healthcare, Business Services, Publishing and Media, Consumer Packaged Goods, Federal Contractors, Financial Services, Energy, Utilities, Telecommunications, Transportation and State & Local Government industries.

Marketing

We use a variety of marketing programs to stimulate demand for products and services.  These programs are focused within the target markets. In addition, we have developed co-marketing programs operated in conjunction with our strategic and channel partners in order to take advantage of their complementary marketing capabilities.  The key elements of our marketing strategy include:

Marketing on the Internet.  The Internet is our primary channel for marketing, sales, deployment and service of products.  We intend to utilize the Internet to drive awareness of products and then to make the products available for demonstration, evaluation, subscription and purchase.  Within our online environment, customer information is collected electronically through an automated registration process, creating the basis for ongoing marketing of upgrades, new products and recruiting potential partners. We also generate web-based campaigns targeted at key executives and provide free product demonstrations via webinars.

Target Marketing.  We focus direct marketing efforts on mid-market companies in vertical or geographic markets.  We leverage a variety of marketing mechanisms to generate demand for products and services, including:  a referral program for existing customers; outbound telemarketing; direct response advertising; direct marketing campaigns; vertical market specific trade shows and seminar events.  The goal of our target marketing efforts is to create product and service awareness, to identify potential buyers of products and services, and to generate leads for follow-on sales.

Distribution

We have designed our Internet and traditional distribution strategy to address the particular requirements of diverse mid-market target customers.  Through our distribution strategy, we seek to make our EnterConnect® portal software the industry standard for mid-market companies.

The Internet is our primary distribution channel but the strategy includes traditional distribution, including Direct Sales as well as Indirect Sales.  Our distribution efforts will consist of our Internet Channel, Indirect Sales Channel and Direct Sales Channel, with the primary focus being first on the Internet and then the indirect channel, followed by direct sales.

Internet Channel

We are establishing the Internet channel as our primary channel.  We believe that the Internet channel provides the lowest cost - of sales, of customer and partner service delivery, and of deploying, managing and maintaining our products - and provide the greatest access to customers worldwide.  The key to our Internet channel strategy is leveraging the EnterConnect® application exchange, SOAAPPS.com, in conjunction with our strategic partners and their extensive network of indirect channel partners.

Indirect Channel

Our indirect channel strategy focuses first on leveraging our strategic partners and their established channel partner networks consisting of Independent Software Vendors (ISVs), Systems Integrators (SIs) and Value Added Resellers (VARs) in order to drive new revenue with the sell of our products.   The objective of this strategy is to help partners maximize the use of our Internet channel to: generate demand for solutions; enable easy demonstration of solutions; provide easy access to solution collateral; facilitate online transactions; and enable easy management and maintenance of purchased solutions.

Direct Channel

Our direct channel strategy focuses first on leveraging the Internet as our primary channel and then on direct sales, which includes direct field sales and telesales.

Internet Sales.  We are establishing the Internet channel as our primary channel.  We believe the Internet channel provides the lowest cost - of sales, of customer and partner service delivery, and of deploying, managing and maintaining our products - and provide the greatest access to customers worldwide.  The key to our Internet sales strategy is leveraging our strategic partners to drive awareness of the online channel. We will empower customers to purchase both our on-premise and SaaS offerings from our Internet channel. This will not only reduce our cost of sales, but also our cost of distributing and maintaining our products and services.

Direct Field Sales.  Our direct sales force targets primarily mid-market companies in our target markets in alignment with their assigned geographic territories.  Our direct sales force prospects directly to target companies to close business and works with complementary ISVs, VARs and systems integrators when necessary to deliver complete solutions for customers. Our direct sales force is responsible for selling both on-premise and SaaS offerings.

Telesales.  Our telesales organization proactively prospects for new business by calling on contacts within our targeted mid-market companies.  Our telesales efforts are coordinated with other integrated demand development campaigns to achieve the highest return on results.

Customer Service and Support

We are adopting a comprehensive technical support program to assist our customers in the use of products and services and to identify, analyze and solve any problems or issues with associated with them.  The support program will include email support, an online repository of helpful support information, shared best practices for implementation and use, and telephone support.  Telephone support is provided by technical specialists who work for us on a full-time basis. Basic customer support during business hours is available at no charge to customers that purchase support and maintenance with on-premise products or SaaS offering.  SaaS customers access basic customer support at no charge on a 24x7x365 basis.  Premium customer support will be available for an additional charge.

Competition

The market for enterprise portals and enterprise business applications is generally highly competitive, rapidly evolving, and subject to changing technology, shifting customer needs and frequent introductions of new products and services.  We compete with vendors providing enterprise portal platforms for developing custom portals, enterprise business-ready portal software applications and packaged portal software.  Additionally, we also compete with a limited number of vendors providing portal solutions through Internet-based software-as-a-service offerings.

The Company believes that increased competitive pressures will occur over the next 12 months due to the mid-market’s preference for and shift to the SaaS subscription model and due to the success of SaaS leaders such as Salesforce.com and WebEx. Typically, system features, product pricing, ease of use and installation, sales engineering and marketing support, and product reliability are the primary basis of competition.  We believe that the Company competes favorably with respect to these factors.

EnterConnect® AppSuite Competitors

Principle AppSuite competitors in the collaboration category include: ColSpace, Sodesqa and Webex.  Principle AppSuite competitors in the SaaS category include: Adenin-Dynamic Intranet, HyperOffice, Adweb-Intranet Dashboard, TeamPortals-IceBox, Ice Web- IcePortal, Trichy-WorkZone and iCentera.

EnterConnect® Application Exchange – SOAAPPS.com Competitors

Principle SOAAPPS.com competitors include:   SalesForce.com’s AppExchange, NetSuite’s SuiteFlex, and WebEx Communications’ WebEx Connect, which is being acquired by Cisco Systems.  Increased competition is also anticipated from the Microsoft LIVE Exchange to launch later this year, as well as marketplaces by IBM, SAP and others.

Intellectual Property

The Company owns the proprietary, standards-based EnterConnect® Portal Application Platform and product lines, EnterConnect® AppSuite and the application exchange, SOAAPPS.com. We rely on a combination of trademark, copyright, trade secret and patent laws in the United States and other jurisdictions as well as confidentiality procedures and contractual provisions to protect our proprietary technology and our brand.   We currently have no U.S. or international patent applications pending.  We do enter into confidentiality and proprietary rights agreements with our employees, consultants and other third parties and control access to software, documentation and other proprietary information.

EnterConnect® is a trademark of the Company.  All other trademarks referenced in this document are the property of their respective owners.

Employees

We believe that one of our key competitive advantages is our diverse and experienced development, sales and management teams.  Our development group includes key members of engineering and project management teams that have developed several enterprise portal systems for Fortune 500 companies for which they have obtained several industry awards and certifications. Our sales team includes key members of direct and channel sales, experienced at successfully accelerating sales within both the mid-market and enterprise-market.  Our team consists of 6 full time employees and 12 outside contractors.

Description of Property

EnterConnect leases a 3,143 square foot office in San Jose, California.  The lease is for a term of 3 years at the monthly rate of $6,915 per month.

RECENT EVENTS

Working Capital

The Company is in the process of a negotiating an unsecured line of credit for about $5 million for its working capital needs.  There can be no assurance, and none is hereby given, that the Company will be able to negotiate the line of credit or negotiate it upon terms favorable to the Company.

Convertible Debentures

From December 20, 2006, through February 28, 2007 the Company executed 10% convertible debentures aggregating approximately $2,113,000 with forty-four (44) individuals.  The holders are entitled, at their option, to convert the debentures, plus accrued interest, into shares of the Company’s common stock at $1.00 per share.  If not converted, the entire principal amount shall be due to the holder on the five year anniversary of the debenture with interest to be paid quarterly in cash or shares. In connection with the convertible debentures, the Company issued to these individuals an aggregate of 1,267,641 warrants with exercise prices of $2.00 per share on the first 422,547 warrants, $3.00 per share on the second 422,547 warrants, and $4.00 per share on the final 422,546 warrants.  These warrants are exercisable for a period of three years from the date of issuance. The fair value of the warrants issued using the Black-Scholes Option Pricing Model was $36,960.  The Black-Scholes Option Pricing Model had the following assumptions: Risk-free interest of 5.00%; Dividend yield 0.00%; Volatility of 265.73% and a warrant life of five (5) years. At March 31, 2007 all convertible note holders converted their debentures plus accrued and bonus interest into 2,266,112 shares of the Company’s common stock.

Financial Advisory Agreement

On June 11, 2007 EnterConnect entered into a Financial Advisory Agreement for Investment Banking Services with Bridgestream Partners, LLC (“Bridgestream”).  Pursuant to the terms of the Agreement, Bridgestream shall assist EnterConnect in identifying targets for strategic partnerships and procuring financing.  The term of the Agreement is for eighteen (18) months, unless EnterConnect has raised sufficient capital not to require additional financing or upon ninety (90) days’ written notice.  The initial retainer for Bridgestream’s services was $9,000.  EnterConnect also agreed to issue to Bridgestream a portion of any equity raised in a financing, depending on the type and amount raised in the financing, plus equity participation equal to twelve percent (12%).  Bridgestream will also be entitled to receive a fee based upon any merger consummated with an entity introduced by Bridgestream.

Media Services Contract

On June 19, 2007 EnterConnect entered into a Memorandum of Understanding with Global Media Fund, Inc. (“Global”) to provide marketing and advertising services for a term of twelve (12) months.  In consideration for the services, EnterConnect issued 1,000,000 shares of its common stock to Global at an agreed valuation of $2,000,000.

Bridge Financing

On July 31, 2007, EnterConnect conducted a private placement of its securities solely to accredited investors.  Subscriptions were for units at a purchase price of $25,000, comprised of a 14% Debenture and 50,000 shares of the Company's Common Stock.  The Company executed subscriptions for investments of $585,000 for a total of 1,171,000 shares of Common Stocks.

Appointment of Placement Agent

On September 12, 2007, EnterConnect entered into a non-exclusive Placement Agent Agreement with Sandgrain Securities, Inc. (“Sandgrain”).  Pursuant to the terms of the Agreement, Sandgrain will act as private placement agent for the Company in connection with the Placement of Securities (the “Services”) for a period of Twelve (12) months. Sandgrain will seek to complete the Placement on a reasonable best efforts basis, acting as the Company’s agent and not as a principal or underwriter.  Sandgrain is free to engage, at its own expense, sub-agents as it may deem necessary or appropriate. Sandgrain shall not act as a financial advisor for the company.  The initial retainer for Sandgrain’s services was $12,000.  EnterConnect also agreed to pay Sandgrain cash selling commissions of ten (10%) percent of the proceeds of the Units sold, certain Warrants, in addition to reimbursement of certain expenses.

LEGAL PROCEEDINGS

We are not a party to any material legal proceedings nor are we aware of any circumstance that may reasonably lead any third party to initiate legal proceedings against us.

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DIRECTORS AND OFFICERS OF THE COMPANY

Name	Age	Position

Sam Jankovich	46	Chairman and Chief Executive Officer
Michael Wainstein	35	Director and Treasurer
Dean Galland	46	Chief Operating Officer

Sam Jankovich, Chairman and Chief Executive Officer

As Chairman and Chief Executive Officer of EnterConnect Inc., Mr. Jankovich, 46 is taking his vision of enterprise portals delivered in a software as a service (SAAS) model to the market. In this role, Mr. Jankovich will define the overall company strategy and set standards in the on-demand portal space. Prior to founding EnterConnect Inc., and from November 2000 to December 2006, Mr. Jankovich was instrumental in driving the direction and revenue growth of Enterpulse, the company that originally incepted the EnterConnect product and spun off EnterConnect, Inc. Mr. Jankovich launched Enterpulse's portal strategy, which serves as the foundation of many of its offerings, and led to the creation of the premier intranet/extranet portal product, EnterConnect.  Mr. Jankovich has held key executive roles for former companies in the computer telephony and CRM industries, including PwC, marchFirst, Groundswell, and CTI Interactive, which he founded.  He holds a Bachelor of Arts degree in Business Administration from Washington State University.

Michael Wainstein, Director, Treasurer

Michael Wainstein, 35 is a co-founder of EnterConnect Inc. and serves as its Treasurer. He has also served as a founder of Private Capital Group, LLC. since its formation in 2001. Mr. Wainstein has invested for PCG in a variety of industries ranging from new media to energy. Mr. Wainstein is a graduate of New York University with a Bachelor of Arts degree in Economics and a graduate of New York Law School. He is a member of the New York Bar.

Dean Galland, Executive Vice President and Chief Operating Officer

As Chief Operating Officer of EnterConnect Inc., Mr. Galland oversees daily operations, supports the strategies set forth by the CEO, and is responsible for overall business results.  Prior to EnterConnect Inc. and from November 2000 to December 2006, Mr. Galland served as regional vice president for Enterpulse, where he managed the company's West Coast presence, growing its business and mentoring its staff.  Deeply involved from an executive account leadership perspective for premier clients in the West, Mr. Galland was responsible for ensuring that the emerging needs of complex systems were met through program management, systems integration, and Q&A support.  Mr. Galland also provided client executives with strategy and design recommendations, including how to connect business objectives to portal initiatives that serve the needs of customers, suppliers and employees.  He facilitated numerous organizational, creative, and developmental programs and played an essential role in managing client teams.  Mr. Galland graduated with a Bachelor of Science in Computer Science from Colorado State University.

EXECUTIVE COMPENSATION

It is anticipated that Mr. Jankovich will receive $250,000, Mr. Wainstein will receive $83,333 and Mr. Galland will receive $250,000 as compensation from the Company in 2007.

Compensation of Directors

All directors are reimbursed for out-of-pocket expenses in connection with attendance at Board of Director's and/or committee meetings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of the date hereof (i) by each person who is known by us to beneficially own more than 5% of our common stock (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group:

Name of Beneficial Owners	Shares Beneficially Owned	Percentage of Outstanding Shares Owned (3)

Sam Jankovich (1)	9,000,000	34.4%
Michael Wainstein (2)	7,800,000	29.8%
Dean Galland	2,109,400	8.1%
Officers and directors as a group (3 persons)	18,909,400	72.2%

(1)  Mr. Jankovich may be considered a promoter of the Company.  He is located at 100 Century Center Court, Suite 650, San Jose, California 95112.
(2)  Beneficially owned by Private Capital Group, LLC.  Mr. Wainstein may be considered a promoter of the Company.  He is located at 1500 Broadway, Suite 2003, New York, New York, 10036.
(3)  Based upon 26,191,928 shares outstanding.

The Company has authorized 100,000,000 shares of Common Stock of which 26,191,928 shares are issued and outstanding and 10,000,000 shares of Preferred Stock of which no shares were issued and outstanding.

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DESCRIPTION OF CAPITAL STOCK

Our authorized capital stock consists of 100,000,000 shares of Common Stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share, with such rights and preferences as the Board of Directors determines from time to time.

The Company has 26,191,928 shares of common stock issued and outstanding before the date of this Offering.  No preferred stock is issued or outstanding.  No other securities of the Company are issued or outstanding.

Common Stock

Holders of Common Stock are entitled to one vote per share, either in person or by proxy, on all matters that may be voted upon by the holders thereof at meetings of the shareholders.  There is no provision for cumulative voting with respect to the election of directors by shareholders.  Therefore, the holders of more than 50% of the shares can, if they chose to do so and act together, elect all of our directors.  In such event, the holders of the remaining Common Stock will not be able to elect any directors.  Our shareholders do not have any preemptive rights to subscribe for additional shares of Common Stock.

The holders of Common Stock have equal rights to dividends and other distributions from funds legally available therefore when and if declared by our Board of Directors and subject to the preferences of any preferred stock then outstanding, are entitled to share ratably in all of our assets available for distribution to shareholders upon liquidation, dissolution, or winding up of our affairs.

Preferred Stock

Our articles of incorporation allow the Board of Directors, without further action or vote by the holders of Common Stock, to issue shares of preferred stock in one or more series and to fix any preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as adopted by the Board of Directors.  Shares of preferred stock may be issued for any general corporate purpose.  Our Board of Directors may issue one or more series of preferred stock with rights more favorable with regard to dividends and liquidation than the rights of holders of Common Stock.  Any such series of preferred stock also could otherwise adversely affect the voting power of the holders of Common Stock and could serve to perpetuate the directors’ control of the Company under certain circumstances.

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TERMS OF THE UNITS AND THE OFFERING

General

A minimum of 5 Units are being offered on a “best efforts – all or none basis.” Fifteen (15) additional Units are offered on a “best efforts” basis. Each Unit shall consist of 133,333 shares of the Company’s common stock, par value $.001 per share (“Common Stock”) and warrants (the “Warrants”) to purchase 66,666 shares of the Common Stock at $1.50 per share.

Minimum investment per subscriber is for one Unit at the offering price of $100,000 per Unit.  The subscriber will be required to enter into a Subscription Agreement (the “Subscription Agreement”) in the form attached hereto as Exhibit A. The Company may waive the minimum subscription amount in its sole discretion.

The Offering will terminate on November 30, 2007 (the “Offering Termination Date”) or such earlier date by which all the Units are sold.  The Offering Termination Date may be extended for up to 30 days, at our discretion, through December 30, 2007 but no later than that.

THERE ARE TRANSFER RESTRICTIONS IN THE SUBSCRIPTION AGREEMENT.  AS A RESULT, AN INVESTOR IN THIS OFFERING MIGHT NOT BE ABLE TO SELL SUCH INVESTOR’S COMMON UNITS STOCK AND MAY HAVE TO HOLD THE COMMON STOCK INDEFINITELY. THE COMPANY WILL ALLOW THE PURCHASERS TO PARTICIPATE IN REGISTRATION OF SECURITIES WITHIN THIRTY (30) DAYS FROM THE CLOSING OF THE OFFERING.

The statements in this Confidential Offering Memorandum relating to the Subscription Agreement and Form of Warrant are summaries, do not purport to be complete and are qualified in their entirety by reference to the actual agreements, which are attached as Appendices to this Memorandum and must be read prior to making an investment herein.

Description of the Warrants

Each Purchaser will be issued Warrants to purchase 66,666 shares of Common Stock of the Company at a price per share of $1.50. The Warrants will be exercisable until the seventh anniversary of their date of issuance. The Warrants will be separately certificated, and redemption or sale of the Common Stock will not affect the rights of Purchasers under the Warrants.

The Warrants may be exercised in whole or in part at the option of the warrant holder.  For so long as the Warrants are issued and outstanding, we will reserve a sufficient number of authorized shares of Common Stock to permit the exercise of the Warrants.

The Warrants may be callable in whole or in part by the Company in the event the stock trades at an average weighted price of $2.25 for thirty (30) consecutive days.

Neither the Warrants nor shares of Common Stock issuable upon exercise of the Warrants will be registered under the Securities Act of 1933, as amended.  As a result, there may not be a market for such Warrants or shares for the foreseeable future.

The form of warrant is attached hereto as Exhibit C.

Plan of Distribution

The Units are being privately placed with assistance from members of the Financial Industry Regulatory Authority. The Units are also being offered through its Officers and Directors (no selling commissions will be paid to these individuals).

Offering proceeds will be deposited in a non-interest bearing escrow account for the benefit of subscribers with the Company at a bank account with the Law Firm of Levy & Boonshoft, P.C. located at 477 Madison Avenue, New York, New York 10022 pursuant to an Escrow Agreement, a true, correct and complete copy of which is attached hereto as Exhibit D.  Unless a minimum of five (5) Units are duly subscribed and paid for before November 30, 2007, the Offering will terminate and all funds will be promptly refunded to the subscribers in full without interest or deduction; provided, however, that the Company reserves the right to extent the Offering through December 30, 2007.

The minimum subscription is for $100,000 for one (1) Unit, although the Company reserves the right to accept partial subscriptions.  The subscription price is payable upon submission to the Company of a fully completed and executed Subscription Agreement and Subscriber Questionnaire.  The form of Subscriber Questionnaire is attached hereto as Exhibit B.

The certificates evidencing the Common Stock and Warrants to be issued hereunder will be delivered to investors promptly after funds representing the sale of the Units offered hereby have cleared the banking system and the Company has received and accepted properly completed and executed subscription documents for the Units (the “Closing”).

Subscription Procedures

A copy of the Subscription Agreement is included in this Confidential Offering Memorandum in the Appendices.  In order to purchase a Unit, a prospective investor must submit an executed copy of the Subscription Agreement, completed to reflect the principal amount of the Units for which such investor is subscribing, along with a check payable for such amount to EnterConnect, Inc.  It is important that the Subscription Agreement be completely filled out and executed by the investor.  The Subscription Agreement must also be accompanied by a completed, signed Subscriber Questionnaire in the form attached in the Appendices, and a completed, signed Substitute Form W-9.  We reserve the right, in our sole discretion, to reject any request to purchase Units.  The Company may waive the minimum subscription amount at its sole discretion.

Sale by the Company

No general solicitation will be permitted in connection with the Offering.  Persons offering and selling Units will offer the securities only to prospective purchasers who meet the conditions for investment discussed under “Investment Suitability Standards” and will be required to otherwise conduct the Offering in compliance with Regulation D promulgated under the Securities Act and applicable state securities laws.

A prospective purchaser may be represented in making an investment in Common Stock by a purchaser representative, as that term is defined in Rule 501 (h) under the Securities Act, in which case a Professional Investment Advisor Purchaser Representative Questionnaire must be executed by such representative and the prospective purchaser. Any purchaser representative so retained must comply with the requirements of Rule 501 (h).

Payments to Participating Broker/Dealers

The Company will engage certain members of the Financial Industry Regulatory Authority (‘Representative Placement Agents’) for the sale of Units in this Offering, and such placement agents shall be entitled to receive ten (10%) percent selling commissions, which will not be paid with respect to Units sold to persons introduced by directors and officers of the Company.

The Company shall deliver to Representative Placement Agents warrants (the “Warrants”), which may be exercised cashless, for the issuance of such number of the Securities that equals fifty percent (50%) of the amount of the Securities sold at such Closing (or Closings). The Warrants shall have the same exercise price as the per share equity valuation established in the Financing Transaction. The Warrants shall be exercisable for five (5) years from the date of grant. All Securities issued hereunder to Representative Placement Agents shall have full anti-dilution rights, demand registration rights and all other rights identical to those offered to investors under the Financing Transaction.

The Company shall also pay Representative Placement Agents a non-accountable expense allowance equal to three percent (3%) of the purchase price of the Securities sold for each Closing (the “Expense Allowance”). The allowance is intended to cover Representative Placement Agent’s out-of-pocket and other expenses connected with the offering, as for instance, legal fees, accounting fees etc. In the event there shall occur more than one Closing, the Expense Allowance with respect to each Closing shall be calculated as though all Securities previously sold were sold together at such Closing, except that the total amount of Expense Allowance previously paid shall be deducted from the Expense Allowance calculated for that Closing.

Investor Suitability Requirements

The Units are being offered pursuant to an exemption from registration under the Act.  This offering is intended to comply with the provisions of Rule 506 of Regulation D promulgated by the Securities and Exchange Commission under the Act, as well as exemptions from registration provided by various state laws or regulations.  Rule 506 requires that all its provisions be met in order for exemption from registration to be available thereunder.  Therefore, this offering will be made in accordance with the requirements of Rule 506.  If that exemption is not available, it is still intended that the Units will be offered under an exemption from registration under the Act.

In order to purchase units and meet the requirements of Rule 506 and certain state securities laws, a prospective investor must demonstrate, among other things, that the investor:

•	if a natural person, is over 21 years of age;

•
has such knowledge and experience in financial matters that he is capable of understanding the matters set forth herein and of evaluating the merits and assessing the risks of investing in the Company; and

•	is purchasing for long-term investment and not with a view to resale or distribution of the common stock.

A potential investor must complete and submit to us an Subscriber Questionnaire in the form attached in the Appendices to provide us with information sufficient to determine whether the potential investor qualifies as an accredited investor under Regulation D, or otherwise has the requisite knowledge and experience in financial and business matters and is able to bear the economic risk of the investment such that he is a suitable investor.  A partnership, corporation, or trust may have to provide special documents to confirm compliance with applicable suitability standards for such entities.

Common Stock will not be readily transferable because there is no established market for them, and there are stringent restrictions on transfer imposed by law.  In addition, our Subscription Agreement, attached to this Offering Confidential Offering Memorandum in the Appendices, imposes further restrictions on transfer.  Investment in the Company is suitable, therefore, only for persons of substantial financial means who have no need for liquidity with respect to the investment.  By investing in EnterConnect, an investor acknowledges that he or she has been advised of, and understands, the import of applicable federal and state securities laws, and that no public market exists or is expected to exist for the resale of the Common Stock.

We have the right to refuse to accept a subscription if, in our sole discretion, we believe that the prospective purchaser does not meet the applicable suitability requirements or that the Units are otherwise an unsuitable investment for the prospective purchaser.

“Accredited Investor” Criteria

In order to qualify as an “accredited investor” under Regulation D, a potential investor must come within one of the following categories:

(1)
A bank as defined in section 3(a)(2) of the Act or a savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; an insurance company as defined in section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of the Investment Company Act of 1940; a small business investment company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(2)	A private business development company as defined in section 202(a) (22) of the Investment Advisers Act of 1940;

(3)
An organization described in section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(4)	A director or executive officer of the Company;

(5)	A natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds $1,000,000 at the time of purchase;

(6)
A natural person who had an individual income (not including that of his or her spouse) in excess of $200,000 in 2004 and 2005 or joint income with his or her spouse in excess of $300,000 in each of those years, and who reasonably expects the same income level in 2006;

(7)
A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who, either alone or together with his or her purchaser representative(s), has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment; or

(8)	An entity in which all of the equity owners are accredited investors.

If we determine that a potential investor does not qualify as an accredited investor and does not alone have the requisite knowledge and experience, but the investment may otherwise be suitable for the person, the prospective investor will be requested to retain a qualified “purchaser representative” (as defined in Rule 501 of Regulation D) to assist the investor in analyzing the merits and risks of the investment.

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CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following is a general discussion of certain material United States federal income tax considerations relating to the purchase, ownership and disposition of securities such as those offered herein.  This discussion is based upon the Code, existing and proposed Treasury Regulations and judicial decisions and administrative interpretations hereunder, as of the date of this Confidential Offering Memorandum, all of which are subject to change, possibly with retroactive effect, or to different interpretations.  We cannot assure you that the Internal Revenue Service (the “IRS”) will not challenge one or more of the tax consequences described herein, and we have not obtained, nor do we intend to obtain, a ruling from the IRS or an opinion of counsel with respect to the United States federal tax consequences resulting from acquiring, holding or disposing of the common stock or warrants.

In this discussion, we do not purport to address tax consequences that might be important to a particular holder in light of the holder’s circumstances (such as the alternative minimum tax provisions of the Code), or to certain categories of investors (including, but not limited to, certain financial institutions, insurance companies, tax-exempt organizations, dealers in securities, persons who hold the Common Stock or Warrants as part of a hedge, conversion transaction, straddle or other risk reduction transaction, pass-through entities (e.g., partnerships) or persons who hold the common stock and warrants through a pass-through entity, foreign entities or individuals who are not citizens or residents of the United States) that may be subject to special rules.  This discussion is limited to initial investors generally who hold the common stock and warrants as capital assets.  This discussion also does not address the tax considerations arising under the laws of any foreign, state or local jurisdiction.

ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS CONFIDENTIAL OFFERING MEMORANDUM IS NOT INTENDED TO BE RELIED UPON AND CANNOT BE RELIED UPON BY UNIT HOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED UNDER THE INTERNAL REVENUE CODE.  THE DISCUSSION IN THIS SECTION IS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN.  YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSIDERATIONS TO YOU OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF THE COMMON STOCK AND WARRANTS, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL OR FOREIGN TAX LAWS.

Purchase of the Common Stock and Warrants

The amount invested by each investor is allocated between the Common Stock and the Warrant in accordance with the fair market value of each.  We will determine the allocation of the investment amount paid for each of the Common Stock and the Warrant and will inform you of such allocation as soon as possible.  That determination is binding on each investor unless an investor explicitly discloses that his or her allocation is different from ours.  Generally, the investor must make the disclosure on a statement attached to the investor’s timely filed federal income tax return for the taxable year that includes the acquisition date of the Common Stock and Warrant.

An investor’s tax basis in a Common Stock and a Warrant will equal the amount of money paid for each of the Common Stock and the Warrant, respectively.

Sale, Exchange, Retirement or Other Taxable Disposition of the Common Stock

Upon the sale, exchange, retirement or other taxable disposition of the Common Stock, an investor will recognize gain or loss equal to the difference between the fair market value of the proceeds received in exchange for the Common Stock and the investor’s adjusted tax basis in the Common Stock.

An investor’s adjusted tax basis in the Common Stock generally will equal the portion of the investment allocated to the Common Stock decreased by any repayments of principal received thereon.  Gain or loss realized on the sale, exchange or retirement of the Common Stock will generally be capital gain or loss.

Sale, Exchange, Retirement or Other Taxable Disposition of the Warrant

Upon the sale, exchange, retirement or other taxable disposition of a Warrant, an investor will recognize gain or loss equal to the difference between the fair market value of the proceeds received in exchange for the Warrant and the investor’s adjusted tax basis in the warrant.

An investor’s adjusted tax basis in a Warrant generally will equal the portion of the investment allocated to the Warrant.  Gain or loss realized on the sale, exchange or retirement of the Common Stock will be capital gain or loss.

Exercise of the Warrants

The exercise of a Warrant will not cause the holder of the Warrant to recognize gain or loss.  The adjusted tax basis of the stock received in exchange for the Warrant will be equal to the adjusted basis in the Warrant plus the amount paid pursuant to the exercise of the Warrant.  The holding period for the stock received in exchange for the Warrant will begin on the date of issuance of the stock to the Warrant holder.

Backup Withholding and Information Reporting

Information reporting will apply to payments of interest on or the proceeds of the sale or other disposition of the Common Stock made by us with respect to certain non-corporate investors.  An investor will further be subject to backup withholding at the rate of 28% with respect to interest, principal and premium, if any, we pay on the Common Stock, unless the holder:

•	is an entity (including corporations, tax-exempt organizations and certain qualified nominees) that is exempt from withholding and, when required, demonstrates this fact; or

•
provides us with a correct taxpayer identification number, certifies that the taxpayer identification number is correct and that the holder has not been notified by the IRS that it is subject to backup withholding due to underreporting of interest or dividends, and otherwise complies with applicable requirements of the backup withholding rules.

Any amount withheld under the backup withholding rules is allowable as a credit against the investor’s United States federal income tax liability, provided that the required information is furnished to the IRS.

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LEGAL MATTERS

The validity of the common stock offered hereby has been passed upon for EnterConnect Inc., by Levy & Boonshoft, P.C., at 477 Madison Avenue, New York, New York 10022.

Levy & Boonshoft, P.C. are also serving as Escrow Agent under this Memorandum.

EXPERTS

Our financial statements have been audited by Li & Company, PC, independent registered public accountants, and have been included in this prospectus in reliance upon the report of that firm and their authority as experts in accounting and auditing.

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ACCESS TO ADDITIONAL INFORMATION

Each prospective investor and his advisor may inquire about any aspect of this offering.  The Company or its designees will answer all inquiries concerning the Company and any matter relating to our proposed plan of business, the offering or the Acquisition.  Prospective investors and their advisors or representatives will be afforded the opportunity to obtain, and are encouraged to request, additional information to the extent the Company or its designees possess such information or can acquire it without unreasonable effort and expense.

Copies of documents referred to in this Confidential Offering Memorandum or otherwise pertaining to the Company will be made available for inspection by offerees and their designated advisors upon request.  Inquiries and requests for additional information may be directed to Mr. Jankovich, Chief Executive Officer, at the following address and phone number:  100 Century Center Court, Suite 650, San Jose, California 95112, (408) 441-9500.

OFFERING PROCEDURE

Subscription Agreement and Procedures

In order to subscribe to the Offered Securities, a prospective investor must deliver the following items to the Placement Agent:

1.	Two executed copies of the Subscription Agreement (included in the Appendices as Exhibit A of the Memorandum) with signatures properly completed;

2.	One completed and signed copy of the appropriate Confidential Subscriber Questionnaire (included in the Appendices as Exhibit B of the Memorandum);

3.
(a)        A check payable to “Levy & Boonshoft, P.C, as Escrow Agent for EnterConnect,” for $100,000 multiplied by the number of Units subscribed for.  Please add the name of the Placement Agent in the memo section of the check or

(b)           A wire transfer for $100,000 multiplied by the number of subscription Units as per the following instructions:

Signature Bank
261 Madison Avenue
New York, New York 10016
ABA No. 026013576

Levy & Boonshoft, P.C.
IOLA Account
477 Madison Avenue
New York, New York 10022
Account No. 1500198423

Subscribers introduced by any Placement Agent should write the name of the Placement Agent on the Subscription Agreement or on the Check or make a reference in the wire transfer.

All subscriptions must be made by the execution and delivery of the Subscription Agreement included in the Appendices. By executing the Subscription Agreement, each purchaser will represent, among other things, that (a) he or she is acquiring the Offered Securities being purchased by him or her for his or her own account, for investment purposes and not with a view towards resale or distribution and (b) immediately prior to the purchase, such purchaser satisfies the eligibility requirements set forth in this Memorandum. See “Investor Suitability Requirements”. Notwithstanding the foregoing representations, the Company and the Placement Agent each have the right to revoke the offer made herein and to refuse to sell Offered Securities to a particular subscriber for any reason.

In addition, since each purchaser will be subject to certain restrictions on the sale, transfer or disposition of his Offered Securities as contained herein or in the Subscription Agreement, a purchaser must be prepared to bear the economic risk of an investment in the Offered Securities for an indefinite period of time. An investor in the Offered Securities, pursuant to the Subscription Agreement and applicable law, will not be permitted to transfer or dispose of the Offered Securities, unless they are registered or unless such transaction is exempt from registration under the Securities Act and other applicable securities laws, and in the case of a purportedly exempt sale, such investor provides (at his or her own expense) an opinion of counsel satisfactory to the Company that such exemption is, in fact, available. Certificates representing the shares of Common Stock and Warrants comprising the Offered Securities will bear a legend relating to such restrictions on transfer.

Subscriptions are not binding on the Company until accepted by the Company. The Company will refuse any subscription by giving written notice to the subscriber by personal delivery or first-class mail. In its sole discretion, the Company may establish a limit on the purchase of Offered Securities by a particular purchaser.

All subscription funds will be deposited in a non-interest bearing bank account maintained by the Law Firm of Levy & Boonshoft, P.C. (the “Escrow Agent”) pursuant to the Escrow Agreement attached hereto as Exhibit D. In the event that subscriptions accepted on or before the expiration of this Offering Period aggregate to fewer than $500,000, all funds received from subscribers and held by the Escrow Agent shall be promptly returned to the subscribers without interest or deduction directly by the Escrow Agent. The Company and the Placement Agent reserve the right to accept or reject any subscription in their sole discretion for any reason whatsoever and to withdraw this Offering at any time prior to acceptance of the subscriptions received. Subscription funds paid by any subscriber whose subscription is rejected will be returned promptly.

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EXHIBIT “A”
SUBSCRIPTION AGREEMENT

ENTERCONNECT, INC.

INVESTORSUBSCRIPTION AGREEMENT (the "Subscription Agreement") dated _____________ ____, 2007, between ENTERCONNECT INC., a Nevada corporation (the "Company") and the person or persons executing this Agreement on the last page (the "Subscriber").  All documents mentioned herein are incorporated herein by reference.

1.              Description of the Offering.  This Subscription Agreement is for units (the “Units”) comprised of Common Stock, par value $0.001 per share (the “Common Stock”) and warrants (the “Warrants”) to purchase shares of the Common Stock.  This Offering (the “Offering”) is made only to accredited investors who qualify as accredited investors pursuant to the suitability standards for investors described under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”) and who have no need for liquidity in their investments.  The Offering is for a minimum investment of $100,000.00. However, the Company reserves the right, in its sole discretion, to accept fractional subscriptions.  Prior to this Offering there was no public market for the Common Stock, the Warrants of the Common Stock, and no assurance can be given that a market will develop for the Common Stock or the Warrants of the Common Stock, if developed, that it will be maintained so that any subscribers in this Offering may avail any benefit from the same.

2.               Registration Rights. The Company will use its reasonable best efforts, subject to receipt of necessary information from the Investors, to cause the Registration Statement to be filed no later than thirty (30) days after the date of final Closing (the “Required Filing Date”) and to become effective no later than one hundred twenty (120) days after the Registration Statement was filed with the SEC (the “Required Effective Date”). If the Registration Statement has not been filed on or before the Required Filing Date, or has not been declared effective by the SEC on or before the Required Effective Date because of the Company’s breach of this provision, or does not remain effective (any such failure being referred to as an “Event”), then the Investor shall be entitled to receive from the Company, as payment in full satisfaction for such Event, warrants to purchase an aggregate number of shares of Common Stock equal to 1.5% of the number of issued Shares upon the same terms as the Warrants (i) at the time of such Event, and (ii) upon each monthly anniversary of such Event until the Event is cured, up to a maximum aggregate amount of 10% of the Shares (the “Late Registration Warrants”). In the event of changes in the outstanding Common Stock of the Company by reason of a stock dividend, stock split, reverse stock split, reorganization, recapitalization, merger, consolidation, liquidation, separation, combination or exchange of stock, change in the Company’s business structure or sale or transfer of all or any part of the Company’s business or assets (referred to as a “Capital Adjustment”), the number of Late Registration Warrants shall be adjusted consistent with such Capital Adjustment. Until such time that the resale of the Units is registered pursuant to a registration statement declared effective by the Securities and Exchange Commission, the offered securities may be resold only pursuant to Rule 144 under the Securities Act or pursuant to another exemption from registration under the Securities Act, if any.

AS MORE PARTICULARLY SET FORTH IN THAT CERTAIN CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM DATED OCTOBER 16, 2007 (THE “MEMORANDUM”) AND SUBJECT TO THE TERMS AND CONDITIONS SET FORTH THERIN MORE FULLY, THE SECURITIES OFFERED HEREBY ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE, OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THESE SECURITIES MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR ASSIGNED EXCEPT AS PERMITTED UNDER SUCH ACT OR SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

3.    Terms of the Subscription.   This Offering is made pursuant to the terms and conditions set forth in the Memorandum which is incorporated by reference and made a part of this Subscription Agreement. The subscription is for units (the “Units”) comprised of shares of Common Stock and Warrants to purchase shares of the Common Stock.  The Common Stock is of $0.75 per share, subject to adjustment.  The Warrants (a form of which is attached to the Memorandum in the Appendices) may be exercised immediately upon issuance to purchase shares of the Company’s Common Stock as follows:  66,666 shares at a price of $1.50 per share, subject to adjustment.

4.    Other Terms of the Offering.   The execution of this Subscription Agreement shall constitute an offer by the Subscriber to subscribe for the Common Stock and the Warrants in the amount and on the terms specified herein.  The Subscriber must also complete and execute the Subscriber Questionnaire included in the Memorandum Appendices.  The Company reserves the right, in its sole discretion, to reject in whole or in part, any subscription offer.  If the Subscriber's offer is accepted, the Company will execute a copy of this Subscription Agreement and return it to Subscriber.  The Company may, at its sole discretion, accept fractional subscriptions.

5.    Subscription Payment.   Subscription for each Unit requires a total cash investment of $100,000.  The subscription price will be payable in full upon acceptance of the subscription.  The Company reserves the right to accept fractional subscriptions.

6.    The Company's Representations and Warranties.  The Company hereby represents and warrants as follows:

(a)    The Company is a corporation duly formed and in good standing under the laws of the State of Nevada with full power and authority to conduct its business as presently contemplated; and

(b)    The Company warrants and covenants that there are no material misstatements or omissions in this Subscription Agreement or in the Memorandum

7.    Subscriber's Representations, Warranties and Covenants.  The undersigned understands and acknowledges that the Common Stock, the Warrants and the Common Stock underlying same subscribed for herein (the “Securities”) are being offered and sold under one or more of the exemptions from registration provided for in Section 3(b), 4(2) and 4(6) of the Securities Act including, Regulation D promulgated thereunder, that the undersigned acknowledges that the Securities are being purchased without the undersigned being offered or furnished any offering literature, prospectus or other material, financial or otherwise, and that this action has not been scrutinized by the United States Securities and Exchange Commission or by any regulatory authority charged with the administration of the securities laws of any state.  The undersigned hereby further represents and warrants as follows:

(a)    The undersigned confirms that he understands and has fully considered, for purposes of this investment, the risks of an investment in the Securities and understands that:  (i) this investment is suitable only for an investor who is able to bear the economic consequences or losing his entire investment, (ii) the purchase of the Securities is a speculative investment which involves a high degree of risk of loss by the undersigned of his entire investment, and (iii) that there will be no public market for the Securities and the Common Stock thereunder and accordingly, it may not be possible for the undersigned to liquidate an investment in the Securities in case of an emergency.

(b)    The Subscriber is an "Accredited Investor" as defined in Rule 501(a) of Regulation D under the Securities Act.  This representation is based on the fact that the Subscriber, inter alia, is an accredited individual who, together with the Subscriber’s spouse, have a net worth of at least $1,000,000 or the Subscriber, individually, has had net income of not less than $200,000 during the last two years, and reasonably anticipates that the Subscriber will have an income of at least $200,000 during the present year and the next year;

(c)    If the Subscriber is a corporation, partnership, trust or any unincorporated association: (i) the person executing this Subscription Agreement does so with full right, power and authority to make this investment; (ii) that such entity was not formed for the specific purpose of making an investment in the Company; and (iii) that all further representations and warranties made herein are true and correct with respect to such corporation, partnership, trust and unincorporated association;

(d)    The address set forth below is the Subscriber's true and correct residence or place of business, and the Subscriber has no present intention of becoming a resident of any other state or jurisdiction;

(e)    The Subscriber understands and agrees that the Company prohibits the investment of funds by any persons or entities that are acting, directly or indirectly, (i) in contravention of any U.S. or international laws and regulations, including anti-money laundering regulations or conventions, (ii) on behalf of terrorists or terrorist organizations, including those persons or entities that are included on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Treasury Department's Office of Foreign Assets Control1 ("OFAC"), as such list may be amended from time to time, (iii) for a senior foreign political figure, any member of a senior foreign political figure’s immediate family or any close associate of a senior foreign political figure2, unless the Company, after being specifically notified by the Subscriber in writing that it is such a person, conducts further due diligence, and determines that such investment shall be permitted, or (iv) for a foreign shell bank3 (such persons or entities in (i) – (iv) are collectively referred to as "Prohibited Persons").
______________________
1    The OFAC list may be accessed on the web at http://www.treas.gov/ofac.

(f)    The Subscriber represents, warrants and covenants that: (i) it is not, nor is any person or entity controlling, controlled by or under common control with the Subscriber, a Prohibited Person, and (ii) to the extent the Subscriber has any beneficial owners5, (a) it has carried out thorough due diligence to establish the identities of such beneficial owners, (b) based on such due diligence, the Subscriber reasonably believes that no such beneficial owners are Prohibited Persons, (c) it holds the evidence of such identities and status and will maintain all such evidence for at least five years from the date of the Subscriber's complete withdrawal from the Company, and (d) it will make available such information and any additional information requested by the Company that is required under applicable regulations.

(g)           If any of the foregoing representations, warranties or covenants cease to be true or if the Company no longer reasonably believes that it has satisfactory evidence as to their truth, notwithstanding any other agreement to the contrary, the Company may, in accordance with applicable regulations, freeze the Subscriber's investment, either by prohibiting additional investments, declining or suspending any withdrawal requests and/or segregating the assets constituting the investment, or the Subscriber's investment may immediately be involuntarily withdrawn by the Company, and the Company may also be required to report such action and to disclose the Subscriber's identity to OFAC or other authority.  In the event that the Company is required to take any of the foregoing actions, the Subscriber understands and agrees that it shall have no claim against the Company, and its respective affiliates, directors, members, partners, shareholders, officers, employees and agents for any form of damages as a result of any of the aforementioned actions.

(h)           The Subscriber agrees to indemnify and hold harmless the Company, its respective affiliates, directors, members, partners, shareholders, officers, employees and agents from and against any and all losses, liabilities, damages, penalties, costs, fees and expenses (including legal fees and disbursements) which may result, directly or indirectly, from any inaccuracy in or breach of any representation, warranty, covenant or agreement set forth in this Agreement.
______________________
2           Senior foreign political figure means a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation.  In addition, a senior foreign political figure includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.  The immediate family of a senior foreign political figure typically includes the political figure’s parents, siblings, spouse, children and in-laws.  A close associate of a senior foreign political figure is a person who is widely and publicly known internationally to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.
3           Foreign shell bank means a foreign bank without a physical presence in any country, but does not include a regulated affiliate.  A post office box or electronic address would not be considered a physical presence.  A regulated affiliate means a foreign shell bank that: (1) is an affiliate of a depository institution, credit union, or foreign bank that maintains a physical presence in the United States or a foreign country, as applicable; and (2) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union, or foreign bank.
4           Beneficial owners will include, but not be limited to: (i) shareholders of a corporation; (ii) partners of a partnership; (iii) members of a limited liability company; (iv) investors in a fund-of-funds; (v) the grantor of a revocable or grantor trust; (vi) the beneficiaries of an irrevocable trust; (vii) the individual who established an IRA; (viii) the participant in a self-directed pension plan; (ix) the sponsor of any other pension plan; and (x) any person being represented by the Subscriber in an agent, representative, intermediary, nominee or similar capacity.  If the beneficial owner is itself an entity, the information and representations set forth herein must also be given with respect to its individual beneficial owners.  If the Subscriber is a publicly-traded company, it need not conduct due diligence as to its beneficial owners.

(i)    The Subscriber has received and read or reviewed, is familiar with and fully understands the Memorandum  furnished by the Company.  The Subscriber also fully understands this Subscription Agreement and the risks associated with this interest and confirms that all documents, records and books pertaining to the Subscriber’s investment in the Securities and requested by the Subscriber have been made available or delivered to the Subscriber by the Company;

(j)    The Subscriber has had an opportunity to ask questions of and receive answers from, the Company or a person or persons acting on its behalf, concerning the terms and conditions of this investment and confirms that all documents, records and books pertaining to the investment in the Securities and requested by the Subscriber has been made available or delivered to the Subscriber;

(k)           The Subscriber will be acquiring the Securities, and the shares of Common Stock underlying the Securities, solely for the Subscriber's own account, for investment and not with a view toward the resale, distribution, subdivision or fractionalization thereof; and the Subscriber has no present plans to enter into any such contract, undertaking, agreement or arrangement;

(l)    The Subscriber acknowledges and understands that prior to this Offering there was no public market for the Securities and no assurance can be given that a public market will develop for the Securities offered hereby, or if developed, that it will be maintained so that any subscribers in this Offering may avail any benefit from the same;

(m)           The Subscriber's compliance with the terms and conditions of this Subscription Agreement will not conflict with any instrument or agreement pertaining to the Securities or the transactions contemplated herein; and will not conflict in, result in a breach of, or constitute a default under any instrument to which the Subscriber is a party;

(n)           The Subscriber will seek its own legal, tax and investment advice concerning tax implications attendant upon the purchase of the Securities and understands and accepts that the Company is relying upon this representation insofar as disclosure of tax matters is concerned;

(o)   The Subscriber hereby acknowledges and represents that the Subscriber is aware of the information set forth in this document and in any exhibits attached hereto; and

(p)   The foregoing representations and warranties are true and accurate as of the date hereof and shall be true and accurate as of the date of delivery of the subscription to the Company and shall survive such delivery.  If, in any respect, such representations and warranties shall not be true and accurate, the Subscriber shall give written notice of such fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefore.

8.    Risk Factors.  THE SUBSCRIBER ACKNOWLEDGES THAT THERE ARE SIGNIFICANT RISKS ASSOCIATED WITH THE PURCHASE OF THE UNITS AND THAT SUCH SECURITIES ARE HIGHLY SPECULATIVE AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD A TOTAL LOSS OF HIS ENTIRE INVESTMENT. The Subscriber represents and warrants that he or she has carefully considered and reviewed the risk factors set forth in the Memorandum which are hereby incorporated by reference in reaching a determination to purchase the Securities:

9.    Responsibility.  The Company or its officers and directors shall not be liable, responsible or accountable for damages or otherwise to any Subscriber for any act or omission performed or omitted by them in good faith and in a manner reasonably believed by them to be within the scope of the authority granted to them by this Subscription Agreement and in the best interests of the Company, provided they were not guilty of gross negligence, willful or wanton misconduct, fraud, bad faith or any other breach of fiduciary duty with respect to such acts or omissions.

10.      Miscellaneous.

(a)   The Company and the Subscriber hereby covenant that this Subscription Agreement is intended to and does contain and embody herein only finally and exclusively all of the understandings and agreements, both written or oral, of the Company and the Subscriber with respect to the subject matter of this Subscription Agreement, and that there exists no oral agreement or understanding, express or implied liability, whereby the absolute, final and unconditional character and nature of this Subscription Agreement shall be in any way invalidated, empowered or affected.  There are no representations, warranties or covenants other than those set forth herein.

(b)   The headings of this Subscription Agreement are for convenient reference only and they shall not limit or otherwise affect the interpretation or effect of any terms or provisions hereof.

(c)   This Subscription Agreement shall not be changed or terminated except as set forth herein.  All of the terms and provisions of this Subscription Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the successors and assigns of the Company and the heirs, executors, administrators and assigns of the Subscriber.

(d)   A modification or waiver of any of the provisions of this Subscription Agreement shall be effective only if made in writing and executed with the same formality as this Subscription Agreement.  The failure of either the Company or the Subscriber to insist upon strict performance of any of the provisions of this Subscription Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature, or of any other nature or kind.

(e)   The various provisions of this Subscription Agreement are severable from each other and from the other provisions of this Agreement, and in the event that any provision in this Subscription Agreement shall be held invalid or unenforceable by a court of competent jurisdiction, the remainder of this Subscription Agreement shall be fully effective, operative and enforceable.

(f)    Pronouns used herein are to be interpreted as referring to both the masculine and feminine gender.

(g)   This Subscription Agreement shall be construed and interpreted in accordance with the laws of the State of Nevada without reference to conflict of laws principle.  The parties agree that in the event of a laws controversy arising out of the interpretation, construction, performance or breach of this Subscription Agreement, any and all claims arising out of, or relating to, this Subscription Agreement shall be submitted by arbitration according to the Commercial Arbitration Rules of the American Arbitration Association located in New York City before a single arbitrator.  Notwithstanding the prior sentence, any other action commenced by either party herein shall be venued in the appropriate court of competent jurisdiction located in the county of New York, State of New York.

(h)   This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original and all of which together shall be deemed to be one and the same instrument.

THE SUBSCRIBER ACKNOWLEDGES THAT, EXCEPT AS SET FORTH IN THIS AGREEMENT OR THE MEMORANDUM, NO REPRESENTATIONS OR WARRANTIES HAVE BEEN MADE TO IT, OR TO ITS ADVISORS, BY THE COMPANY, OR BY ANY PERSON ACTING ON BEHALF OF THE COMPANY, WITH RESPECT TO THE INTERESTS, THE PROPOSED BUSINESS OF THE COMPANY, THE DEDUCTIBILITY OF ANY ITEM FOR TAX PURPOSES, AND/OR THE ECONOMIC, TAX, OR ANY OTHER ASPECTS OR CONSEQUENCES OF A PURCHASE OF AN INTEREST AND/OR ANY INVESTMENT IN THE COMPANY, AND THAT IT HAS NOT RELIED UPON ANY INFORMATION CONCERNING THE OFFERING, WRITTEN OR ORAL, OTHER THAN THAT CONTAINED IN THIS AGREEMENT OR THE MEMORANDUM.

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SUBSCRIPTION AGREEMENT

ENTERCONNECT INC.

SIGNATURE PAGE

The Subscriber hereby offers to purchase and subscribe to _______Unit(s) and encloses payment of $________ for an aggregate investment of $_________.

The Subscriber was referred, if at all, by the following Placement Agent:

Placement Agent:___________________

Signature of Subscriber

Name of Subscriber

Name and Title of Authorized Signatory
(If Applicable)

(Print) Street Address - Residence

(Print) City, State and Zip Code

Social Security/Taxpayer I.D. Number

AGREED TO AND ACCEPTED:

As of ___________, 2007

ENTERCONNECT INC.

By:
Sam Jankovich, Chief Executive Officer

COMPLETE “SUBSCRIBER QUESTIONNAIRE” BELOW;
PROVIDE ADDITIONAL REQUISITE INFORMATION

EXHIBIT “B”
SUBSCRIBER QUESTIONNAIRE

PERSONAL DATA:

Full Name	Residence Telephone (Area Code Number)

Residence or Principal Address (Street/City/State/Zip Code)	Business Telephone (Area Code Number)

Mailing Address (if other than residence)	Mobile Telephone (Area Code Number)

Date of Birth	Social Security/Taxpayer I.D. Number

Marital Status	Citizenship (U.S./Other)

Spouse’s Full Name	Email Address

Spouse’s Social Security Number	Facsimile Number (Area Code/Number)

ACCREDITED INVESTOR.  If Subscriber (or the entity on behalf of which Subscriber is acting) is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Act, and, as such, falls within at least one of the following categories, then please INITIAL each applicable category.

______	(a)
A bank or savings and loan association or other institution (acting either in an individual or fiduciary capacity), registered broker-dealer, insurance company, registered investment company, or business development company, or licensed “small business investment company,” or an employee benefit plan which either is represented in a fiduciary capacity by a bank, savings and loan association, insurance company or registered investment advisor, has total assets in excess of $5,000,000 or is self-directed and the plan’s business investments are made solely by accredited investors.

B-1

______	(b)
A trust (i) with total assets in excess of $5,000,000, (ii) which was not formed for the specific purpose of acquiring the subject securities, and (iii) whose purchase is directed by a person who has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment.

______	(c)
An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation or similar business trust, or partnership, not formed for the specific purpose of acquiring the subject securities, with total assets in excess of $5,000,000.

______	(d)	An entity in which all of the equity owners are “accredited investors.”

______	(e)	A director or an executive officer of the Company.

______	(f)	A natural person whose individual net worth, or joint net worth with spouse (if any), exceeds $1,000,000

______	(g)
A natural person whose income in each of the two most recent calendar years exceeded $200,000 individually, or $300,000 jointly with spouse (if any), and who reasonably expects to reach that income level in the current year.

Signature of Subscriber

Name of Subscriber

Name and Title of Authorized Signatory
(If Applicable)

(Print) Street Address - Residence

(Print) City, State and Zip Code

Social Security/Taxpayer I.D. Number

B-2

EXHIBIT “D”
ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Agreement”) is made as of the 12th day of November, 2007, by and between ENTERCONNECT INC., a Nevada corporation (the “Corporation”), and LEVY & BOONSHOFT, P.C., a New York professional corporation (the “Escrow Agent”).

WITNESSETH

WHEREAS, the Corporation is desirous of conducting a private placement (the “Offering”) of its securities (the “Units”) pursuant an exemption from registration provided by Regulation D of the Securities Act of 1933, as amended for a minimum, aggregate offering of ten (5) Units for a subscription amount of Five Hundred Thousand Dollars ($500,000) (the “Minimum Offering”) and a maximum, aggregate offering of fifty (20) Units for a subscription amount of Five Million Dollars ($2,000,000) (the “Maximum Offering”); and

WHEREAS, the Escrow Agent will serve as an escrow agent for the proceeds of the subscription; and

WHEREAS, the Offering will commence immediately upon the execution and delivery of this Agreement and will continue until the earlier to occur of (i) the sale of a number of Units to equal the Maximum Offering, or (ii) the termination of the Offering on November 30, 2007 (the “Initial Closing Date”), unless such date is extended by the Corporation in its sole discretion to a date that is in no event later than December 31, 2007 (the “Termination Date”); the period from the date hereof through the Termination Date is hereinafter called, the “Offering Period”; and

WHEREAS, all subscription proceeds are proposed to held by the Escrow Agent pursuant to this Agreement until subscription moneys from eligible investors equal to the Minimum Offering are received at or prior to the Initial Closing Date, at which date and time the Corporation will conduct a closing (the “Closing”) on the sale of Units and the proceeds of the Offering will be immediately thereafter disbursed in accordance with and subject to the terms and conditions of this Agreement; and

WHEREAS, any subsequent Closings may be held at the discretion of the Corporation with respect to additional sales of Units up to the Maximum Offering amount during the Offering Period; and

WHEREAS, subscriptions tendered for all Units shall be subject to acceptance by the Corporation (each, a “Closing”), which subscriptions may be reduced in the sole discretion of the Corporation or rejected should the subscriber not satisfy the requirements of the Offering, or for any other reason in the sole discretion of the Corporation; and

WHEREAS, proceeds from the sale of the Units shall be held in escrow by the Escrow Agent in a non-interest bearing account pending a Closing and if no such Closing is conducted, then such funds shall be returned to the subscribers, with interest (to the extent obtained by the Corporation) after the Termination Date or any earlier termination of the Offering;

NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.           Appointment of Escrow Agent: The Corporation hereby appoints Levy & Boonshoft, P.C. as Escrow Agent in accordance with the terms and conditions set forth herein, and the Escrow Agent hereby accepts such appointment.

2.           Delivery of Subscription Proceeds: All checks, drafts or other instruments received from subscribers for the Units will be delivered by the Corporation to the Escrow Agent, made payable to “Levy & Boonshoft, P.C. as Escrow Agent of EnterConnect” together with, as to each subscriber, his name, address, social security number or employer identification number, number of Shares subscribed for, and the amount paid in connection with such subscription.  The Escrow Agent is hereby empowered, on behalf of the Corporation, to endorse and collect all checks, drafts, wire transfers or other instruments received on account of subscriptions for Units.  The Escrow Agent hereby represents and warrants that it has not received any subscription documents or subscription money from any person pursuant to that certain Confidential Private Placement Memorandum of the Corporation dated as of October 17, 2007 under which the Escrow Agent previously served as an escrow agent.

3.           Escrow Agent to Hold and Distribute Funds: The Escrow Agent will hold and disburse all funds received by it (the “Escrow Funds”), as follows:

3.1 The Escrow Funds (or any portion thereof) shall be disbursed solely and exclusively in accordance with this Agreement upon written instructions signed by the undersigned officer on behalf of the Corporation;

3.2 All Escrow Funds shall be held in a non-interest bearing account held by the Escrow Agent in a separate account with the Escrow Agent called the “Levy & Boonshoft, P.C., as Escrow Agent of EnterConnect”;

3.3 Subject to the Escrow Agent receiving the aggregate Minimum Offering amount by the Initial Closing Date (or the Termination Date if the Closing is extended by written notice to Escrow Agent), in the event that the Escrow Agent has not received written instructions from the Corporation for the disbursement of the Escrow Funds, then the Escrow Agent shall, within ten (10) business days of Termination Date, return to the subscribers for the Units the respective amounts which such subscribers have paid, without deduction of any kind whatsoever;

3.4 In the event that by the Initial Closing Date (or the Termination Date if the Closing is extended), the Escrow Agent has not received subscriptions for the Minimum Offering amount of Five Hundred Thousand Dollars ($500,000), then the Escrow Agent shall, within five (5) business days after the Initial Closing Date (or the Termination Date, as applicable) return to the subscribers for the Units the respective amounts which such subscribers have paid, without deduction of any kind whatsoever;

3.5 The Corporation will conduct a Closing upon receiving the Minimum Offering amount.  At such time and any subsequent Closings, the Escrow Agent shall disburse to: (i) each participating broker-dealer ten (10%) percent of the aggregate Offering amount received until then by the Escrow Agent from subscribers introduced by that participating broker-dealer. The following are participating broker dealers: Sandgrain Securities, Inc.; and (ii) balance of the Corporation. In no event any disbursement of any subscription money shall be made to the Corporation without corresponding disbursement being made to the participating broker that introduced the subscriber.  In the event of any doubt as to the appropriate participating broker-dealer, the Escrow Agent shall continue to hold the Escrow Fund.

3.6 The Escrow Agent shall not be required to pay any uncollected funds that are not available for withdrawal.

4.	Exculpation and Indemnification of Escrow Agent:

4.1           The Escrow Agent shall have no duties or responsibilities other than those expressly set forth herein. The Escrow Agent shall have no duty to enforce any obligation of any person to make any payment or delivery, or to direct or cause any payment or delivery to be made, or to enforce any obligation of any person to perform any other act.  The Escrow Agent shall be under no liability to the other parties hereto (other than the participating broker dealers) or to anyone else by reason of any failure on the part of any party hereto or any maker, guarantor, endorser or other signatory of any document or any other person to perform such person’s obligations under any such document.  Except for amendments to this Agreement referred to below, and except for instructions given to the Escrow Agent in accordance with this Agreement by the Corporation relating to the Escrow Funds, the Escrow Agent shall not be obligated to recognize any agreement between any and all of the persons referred to herein, notwithstanding that references thereto may be made herein and whether or not it has knowledge thereof.

4.2           The Escrow Agent shall not be liable to the Corporation or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, unless the Escrow Agent shall be adjudged to be liable for gross negligence or willful misconduct.  The Escrow Agent may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained), which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons.  The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement or any of the terms thereof, unless evidenced by a writing delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall give its prior written consent thereto.  In addition, the Escrow Agent shall not be required to ascertain whether any instructions received by the Escrow Agent have been duly authorized or whether any signature is genuine. The names and true signatures of each individual authorized to act singly on behalf of the Corporation are stated in Schedule A, which is attached hereto and made a part hereof.

4.3           The Escrow Agent shall not be responsible for the sufficiency or accuracy of the form of, or the execution, validity or genuineness of, any document or property received, held or delivered by it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Escrow Agent be responsible or liable to the other parties hereto or to anyone else in any respect on account of the indemnity, authority or rights of the persons executing or delivering or purporting to execute or deliver any document or property on this Agreement.  The Escrow Agent shall have no responsibility with respect to the use or application of any funds or other property paid or delivered by the Escrow Agent pursuant to the provisions hereof.  The Escrow Agent shall not be liable to the Corporation or to anyone else for any loss which may be incurred by reason of any investment of any monies which it holds hereunder provided the Escrow Agent has complied with the provisions hereunder.

4.4           The Escrow Agent shall have the right to assume in the absence of written notice to the contrary from the proper person or persons that a fact or an event by reason of which an action would or might be taken by the Escrow Agent does not exist or has not occurred, without incurring liability to the other parties hereto or to anyone else for any action taken or omitted, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment, in reliance upon such assumption.

4.5           The Escrow Agent shall be indemnified and held harmless by the Corporation from and against any and all expenses, including reasonable counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with any action, suit or other proceeding involving any claim, or in connection with any claim or demand, which in any way, directly or indirectly, arises out of or relates to this Agreement, the services of the Escrow Agent hereunder, the monies or other property held by it hereunder or any income earned from investment of such monies.  The Escrow Agent shall have a lien for the amount of any such expenses or loss on the monies and other property held by it hereunder and shall be entitled to reimburse itself from such monies and other property held by it hereunder for the amount of any such expense or loss.  Promptly after the receipt by the Escrow Agent or notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall, if a claim in respect thereof is to be made against the Corporation, notify the Corporation thereof in writing, but the failure by the Escrow Agent to give such notice shall not relieve the Corporation from any liability which the Corporation may have to the Escrow Agent hereunder.  Notwithstanding any obligation to make payments and deliveries hereunder, the Escrow Agent may retain and hold for such time as it deems necessary such amount of monies or property as it shall, from time to time, in its sole discretion, deem sufficient to indemnify itself for any such loss or expense and for any amounts due it under Section 7.

4.6           For the purposes hereof, the term “expense or loss” shall include all amounts paid or payable to satisfy any claim, demand or liability, or in settlement of any claim, demand, action, suit or proceeding settled with the express written consent of the Escrow Agent, and all costs and expenses, including, but not limited to, reasonable counsel fees and disbursements, paid or incurred in investigating or defending against any such claim, demand, action, suit or proceeding.

5.	Termination of Agreement and Registration of Escrow Agent.

5.1           This Escrow Agreement shall terminate on the final disposition of the monies and property held in escrow hereunder, provided that the rights of the Escrow Agent and the obligations of the other parties hereto under Sections 4 and 7 shall survive the termination hereof.

5.2           The Escrow Agent may resign at any time and be discharged from its duties as Escrow Agent hereunder by giving the Corporation at least thirty (30) days’ notice thereof.  As soon as practicable after its resignation, the Escrow Agent shall turn over to a successor escrow agent appointed by the Corporation all monies and property held hereunder (less such amount as the Escrow Agent is entitled to retain pursuant to Section 7) upon presentation of the document appointing the new escrow agent and its acceptance thereof.  If no new agent is so appointed within the thirty (30) day period following such notice of resignation, the Escrow Agent may deposit the aforesaid monies and property with any court it deems appropriate.

6.	Form of Payments by Escrow Agent

6.1           Any payments by the Escrow Agent to subscribers or to persons other than the Corporation and the participating broker-dealers pursuant to the terms of this Agreement shall be made by check or wire transfer with instructions for same to be provided by the Corporation and the participating broker-dealers upon each break from Escrow.  The wire instructions of Sandgrain Securities Inc. are attached hereto as Exhibit A.

6.2           All amounts referred to herein are expressed in United States Dollars and all payments by the Escrow Agent shall be made in such dollars.

7.           Compensation of Escrow Agent.  For services rendered, the Escrow Agent shall also be entitled to reimbursement from the Corporation for all expenses paid or incurred by it in the administration of its duties hereunder, including, but not limited to all counsel, advisors’ and Escrow Agents’ fees and disbursements and all reasonable taxes or other governmental charges.  It is anticipated that such disbursement shall not exceed $500 barring any unforeseen circumstances.

8.           Notices.  All notices, requests, demands and other communication provided for herein shall be in writing, shall be delivered by hand or by first-class mail, shall be deemed given when received and shall be addressed to the parties hereto at their respective addresses listed below or to such other persons or addresses as the relevant party shall designate as to itself from time to time in writing delivered in like manner.

If to the Corporation:

EnterConnect, Inc.
100 Century Center Court
Suite 650
San Jose, CA 95112
Attn:  Sam Jankovich, CEO
Tel:  (408) 441-5280
Fax: (408) 452-9040

With a copy to:

Sandgrain Securities, Inc.
1050 Franklin Avenue, Suite 300
Garden City, New York 11530
Tel: 516-750-7800
Fax: 516-741-0390
Attn.: Peter Grassel

If to Escrow Agent:

Levy & Boonshoft, P.C.
Attn: Peter Campitiello, Esq.
477 Madison Avenue - 14th Floor
New York, New York 10022
Tel: (212) 751-1414
Fax: (212) 751-6943

9.           Further Assurances.  From time to time on and after the date hereof, the Corporation shall deliver to the Escrow Agent such further documents and instruments and shall do and cause to be done such further acts as the Escrow Agent shall reasonably request (it being understood that the Escrow Agent shall have no obligation to make any such request) to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

10.           Consent to Service of Process.  The Corporation hereby irrevocably consents to the jurisdiction of the courts of the Georgia and of any federal court located in such State in connection with any action, suit or other proceeding arising out of or relating to this Agreement or any action taken or omitted hereunder, and waives personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail directed to the Corporation at its address for the purposes of notices hereunder.

11.           Miscellaneous.

11.1           If for any reason the Escrow Funds are not received by the Escrow Agent as contemplated herein, the Corporation shall reimburse the Escrow Agent for all expenses, including reasonable counsel fees and disbursements, paid or incurred by it in making preparations for providing the services contemplated hereby.

11.2           This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing such instrument to be drafted.  The term “hereby”, “hereof”, “hereto”, “hereunder” and any similar terms, as used in this Agreement, refer to the Agreement in its entirety and not only to the particular portion of this Agreement where the term is used.  The word “person” shall mean any natural person, partnership, corporation, government or other form of business or legal entity.  All words or terms used in this Agreement, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.  This Agreement shall not be admissible in evidence to construe the provisions of any prior agreement.  The rule of ejusdern generis shall not be applicable herein to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

11.3           This Agreement and the rights and obligations hereunder of the Corporation may be assigned by the Corporation only to a successor to the Corporation’s entire business.  This Agreement and the rights and obligations hereunder of the Escrow Agent may be assigned by the Escrow Agent only to a successor to its entire business.  This Agreement shall be binding upon and insure to the benefit of each party’s respective successors, heirs and permitted assigns.  No person, other than the participating broker-dealers, shall acquire or have any rights under or by virtue of this Agreement.  This Agreement may not be changed orally or modified, amended or supplemented without an express written agreement executed by the Escrow Agent, the Corporation and each participating broker-dealer.  Except as otherwise set forth herein, there are no third-party beneficiaries.

11.4           This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.  The representations and warranties contained in this Agreement shall survive the execution and delivery hereof and any investigations made by any party.  The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof.

11.5           Each of the Recitals, exhibits and schedules attached hereto shall be deemed a part of this Agreement.

12.             Execution in Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.  This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signature of all of the parties reflected hereon as the signatures.

13.            Prior Agreement Superseded.   This Agreement supersedes in full that certain Escrow Agreement between the Parties dated as of October 17, 2007.  This Agreement is full, final and exclusive agreement between the Parties with respect to the subject matter hereof and all prior and contemporaneous agreements or understandings, whether written or oral, are hereby merged into this Agreement.

13.

IN WITNESS WEREOF, the parties have executed and delivered this agreement on the day and year first above written.

LEVY & BOONSHOFT, P.C.

By:	/s/ Peter Campitiello
Peter Campitiello, Partner

ENTERCONNECT, INC.

By:	/s/ Sam Jankovich
Name: Sam Jankovich
Title: Chief Executive Officer

Schedule A

The Escrow Agent is authorized to accept instructions signed or believed by the Escrow Agent to be signed by any one of the following on behalf of EnterConnect, Inc.

Name	True Signature

Sam Jankovich	/s/ Sam Jankovich
Title: Chief Executive Officer, President

EXHIBIT-A

PARTICIPATING BROKER-DEALERS

Sandgrain Securities, Inc.
1050 Franklin Avenue, Suite 300
Garden City, New York 11530
Tel: 516-750-7800
Fax: 516-741-0390
Attn.: Peter Grassel

Wire transfer instructions

Bank:                         Chase Bank
Bank Address:         Stewart Avenue and Clinton Road, Garden City, NY 11530
ABA Number:          021000021
Beneficiary:              Sandgrain Securities, Inc.
Beneficiary Account Number:            6900823183

EXHIBIT “E”
FINANCIALS

ENTERCONNECT INC.

INDEX TO FINANCIAL STATEMENTS

Contents	Page(s)

Balance Sheet as of June 30, 2007 (Unaudited)	E-2

Statements of Operations for the Period From November 13, 2006 (Inception) through June 30, 2007 (Unaudited) and for the Period From April 1, 2007 through June 30, 2007 (Unaudited)	E-3

Statement of Stockholders’ Equity for the Period From November 13, 2006 (Inception) through June 30, 2007 (Unaudited)	E-4

Statements of Cash Flows for the Period From November 13, 2006 (Inception) through June 30, 2007 (Unaudited) and for the Period From April 1, 2007 through June 30, 2007 (Unaudited)	E-5

Notes to Interim Financial Statements (Unaudited)	E-6

Report of Independent Registered Public Accounting Firm	E-8

Balance Sheet at March 31, 2007	E-9

Statement of Operations for the Period From November 13, 2006 (Inception) through March 31, 2007	E-10

Statement of Stockholders’ Equity for the Period From November 13, 2006 (Inception) through March 31, 2007	E-11

Statement of Cash Flows for the Period From November 13, 2006 (Inception) through March 31, 2007	E-12

Notes to the Financial Statements	E-13 to E-19

ENTERCONNECT INC.
(A DEVELOPMENT STAGE COMPANY)
Balance Sheet
June 30, 2007
(Unaudited)

ASSETS

CURRENT ASSETS
Cash	$1,936
Accounts receivable	10,000
Prepaid expenses and other current assets	15,587
Total current assets	27,523

Equipment and software, net of accumulated depreciation of $8,576	46,688
Intangible assets, net of amortization of $100,000	900,000
Deposits	8,678
TOTAL ASSETS	$982,889

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$219,473
Accrued expenses	139,600
Other current liabilities	71,000
Deferred revenue	20,000
Total current liabilities	450,073

STOCKHOLDERS' EQUITY
Preferred stock at $0.001 par value; 10,000,000 shares authorized; no shares issued	-
Common stock at $0.001 par value; 100,000,000 shares authorized; 25,020,928 shares issued and outstanding	25,021
Additional Paid-in capital	4,144,176
Deferred Compensation	(2,000,000)
Accumulated deficit	(1,636,381)
Total Stockholders' Equity	532,816
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$982,889

See accompanying notes to the financial statements.

ENTERCONNECT INC.
(A DEVELOPMENT STAGE COMPANY)
Statement of Operations
 (Unaudited)

	Period From Inception (November 13, 2006) through June 30, 2007	Three Months Ended June 30, 2007

Revenue	$25,000	$25,000

Cost of revenue	-	-

Gross Margin	25,000	25,000

Operating Expenses:
Selling and marketing	285,422	113,304
General and administrative	678,991	275,157
Research and development	487,791	256,149
Total Operating Expenses	1,452,204	644,610

Operating loss	(1,427,204)	(619,610)

Other Expenses:
Interest	209,177	-
Total Other Expenses	209,177	-

Loss from operations before income taxes	(1,636,381)	(619,610)

Income taxes	-	-
Net loss	$(1,636,381)	$(619,610)
Loss per common share - basic and diluted	$(0.09)	$(0.03)

Weighted average number of common shares outstanding - basic and diluted	18,947,791	20,711,514

See accompanying notes to the financial statements.

ENTERCONNECT INC.
(A DEVELOPMENT STAGE COMPANY)
Statement of Stockholders’ Equity
For the Period From November 13, 2006 (Inception) through June 30, 2007
(Unaudited)

	Common Shares	Amount	Additional Paid-in Capital	Retained Earnings	Total

Balance, November 13, 2006 (Inception)	-	$-	$-	$-	$-

Issuance of common stock for services	18,000,000	18,000	-	-	18,000

Issuance of warrants in connection with convertible notes	-	-	56,115	-	56,115

Issuance of common stock from conversion of notes (net of costs of $262,548)	2,266,112	2,266	1,987,160	-	1,989,426

Net loss	-	-	-	(1,016,771)	(1,016,771)

Balance, March 31, 2007	20,266,112	$20,266	$2,043,275	$(1,016,771)	$1,046,770

Issuance of common stock for services	4,754,816	4,755	2,100,901	-	2,105,656

Net loss				(619,610)	(619,610)

Balance, June 30, 2007	25,020,928	$25,021	$4,144,176	$(1,636,381)	$2,532,816

See accompanying notes to the financial statements.

ENTERCONNECT INC.
(A DEVELOPMENT STAGE COMPANY)
Statement of Cash Flows
 (Unaudited)

	Period From Inception (November 13, 2006) through June 30, 2007	Three Months Ended June 30, 2007

CASH FLOW FROM OPERATING ACTIVITIES:
Net loss	$(1,636,381)	$(619,610)
Adjustments to reconcile net loss to net cash used in operating activities:

Depreciation and amortization	108,577	54,531
Non-cash interest expense	209,176	-
Non-cash compensation expense	123,655	105,655
Changes in assets and liabilities:
Increase in accounts receivable	(10,000)	(10,000)
Increase in prepaid expenses	(15,587)	25,616
Increase in deposits	(8,678)	-
Increase in accounts payable	219,472	141,119
Increase in accrued expenses	139,600	99,379
Increase in deferred revenue	20,000	20,000
Net Cash Used in Operating Activities	(850,166)	(183,310)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of computer equipment	(55,264)	-
Acquired Technology	(1,000,000)	-
Net Cash Used in Investing Activities	(1,055,264)	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of convertible notes	1,836,366	-
Proceeds/(repayments) from short-term notes	71,000	71,000
Net Cash Provided by Financing Activities	1,907,366	71,000

INCREASE IN CASH	1,936	(112,310)

CASH AT BEGINNING OF PERIOD	-	114,246
CASH AT END OF PERIOD	$1,936	$1,936

SUPPLEMENTAL SCHEDULE OF CASH FLOW ACTIVITIES:
Noncash financing and investing activities:
Issuance of Common Stock for deferred compensation		$2,000,000

See accompanying notes to the financial statements.

ENTERCONNECT INC.
(A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM NOVEMBER 13, 2006 (INCEPTION)
THROUGH JUNE 30, 2007

NOTE 1 -	NATURE OF OPERATIONS

Priority Software, Inc. was incorporated on November 13, 2006 under the laws of the State of Nevada. On January 4, 2007, the stockholders approved an amendment to the Certificate of Incorporation to change the name to EnterConnect Inc. (a development stage company) (“EnterConnect”, or the “Company”).  The Company is the developer of “EnterConnect,” a ‘business-ready’, enterprise-level intranet/extranet solution that includes document management, web content management, collaboration, search and security. EnterConnect is an intranet/extranet tool enabling companies to deploy internal employee, division, department, team portals and external customer, partner, and investor portals while leveraging a scalable portal infrastructure to accomplish present as well as future organizational requirements, initiatives and projects.

NOTE 2 -	BASIS OF PRESENTATION

The accompanying interim financial statements for the three month periods ended June 30, 2007 and the period from November 13, 2006 (Inception) through June 30, 2007 are unaudited and include all adjustments (consisting of normal recurring adjustments) considered necessary by management for a fair presentation.  The results of operations realized during an interim period are not necessarily indicative of results to be expected for a full year. These financial statements should be read in conjunction with the information filed as part of the Company’s Registration Statement on Form SB2, of which this Prospectus is a part.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amount of revenues and expenses during the reporting period. Actual results could differ from these estimates.

NOTE 9 -	STOCKHOLDERS’ EQUITY

The Company is currently authorized to issue 100,000,000 shares of $0.001 par value common stock and 10,000,000 shares of $0.001 par value preferred stock.

Common Stock

On June 19, 2007, the Company entered into a Memorandum of Understanding with Global Media Fund, Inc. (“Global”) whereby Global agreed to distribute newspaper features, radio features and other marketing media with an agreed-upon value of $2,000,000 for 1,000,000 shares of the Company’s Common Stock.  The Company agreed that if the market value of these shares is below $700,000, the Company must issue Global an additional number of shares to equal $1,000,000 or Global has the right to terminate the Agreement.
On June 29, 2007, the Company entered into Release and Settlement Agreements with five of its key employees. The Company issued 3,375,816 shares of Common Stock in consideration of the employees releasing the Company from any and all claims, contracts, liabilities and suits.  The issuance of these shares was exempt from registration pursuant to Section 4(2) of the Securities Act.

NOTE 10 -	SUBSEQUENT EVENT

On July 31, 2007, the Company conducted a private placement of its securities solely to accredited investors.  The offering was exempt from registration pursuant to Regulation D of the Securities Act of 1933.  Subscriptions were for units at a purchase price of $25,000 comprised of a 14% Debenture and 50,000 shares of the Company's Common Stock.  The Company executed subscriptions for investments of $585,500 and issued a total of 1,171,000 shares of common stock from 19 accredited investors.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
EnterConnect Inc.
(A development stage company)
San Jose, California

We have audited the accompanying balance sheet of EnterConnect Inc. (a development stage company) (“EnterConnect” or the "Company") as of March 31, 2007 and the related statements of operations, stockholders' equity and cash flows for the period from November 13, 2006 (Inception) through March 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, based on our audit and the report of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of EnterConnect as of March 31, 2007, and the results of its operations and its cash flows for the year period from November 13, 2006 (Inception) through March 31, 2007 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company had an accumulated deficit of $1,016,771 and had a net loss and cash used in operations of $1,016,771 and $819,917 for the period from November 13, 2006 (Inception) through March 31, 2007, respectively, with no revenues. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Skillman, New Jersey
May 23, 2007

ENTERCONNECT INC.
(A DEVELOPMENT STAGE COMPANY)
Balance Sheet
March 31, 2007

ASSETS

CURRENT ASSETS
Cash	$114,246
Prepaid expenses and other current assets	41,203
Total Current Assets	155,449

Equipment and software, net of accumulated depreciation and amortization of $54,046	1,001,218

Deposits	8,678
TOTAL ASSETS	$1,165,345

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$78,353
Accrued expenses	40,221
Total Current Liabilities	118,574

STOCKHOLDERS’ EQUITY
Preferred stock at $0.001 par value; 10,000,000 shares authorized; no shares issued or outstanding	-
Common stock at $0.001 par value; 100,000,000 shares authorized; 20,266,112 shares issued and outstanding	20,266
Additional Paid-in Capital	2,043,276
Accumulated deficit	(1,016,771)
Total Stockholders’ Equity	1,046,771

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,165,345

See accompanying notes to the financial statements.

ENTERCONNECT INC.
(A DEVELOPMENT STAGE COMPANY)
Statement of Operations
For the Period from November 13, 2006 (Inception) Through March 31, 2007

Operating Expenses:
Selling and marketing	$172,118
General and administrative	403,834
Research and development	231,642
Total Operating Expenses	807,594

Operating loss	(807,594)

Other Expenses:
Interest	209,177
Total Other Expense	209,177
Loss from operations before income taxes	(1,016,771)
Income taxes	-
Net loss	$(1,016,771)
Loss per common share – basic and diluted	$(0.06)

Weighted average number of common shares outstanding – basic and diluted	18,016,303

See accompanying notes to the financial statements.

ENTERCONNECT INC.
(A DEVELOPMENT STAGE COMPANY)
Statement of Stockholders’ Equity
For the Period from November 13, 2006 (Inception) Through March 31, 2007

	Common Shares	Amount	Additional Paid-in Capital	Retained Earnings	Total

Balance, November 13, 2006 (Inception)	-	$-	$-	$-	$-

Issuance of common stock for services	18,000,000	18,000	-	-	18,000
Issuance of warrants in connection with convertible notes	-	-	56,115	-	56,115
Issuance of common stock from conversion of notes (net of costs of $262,548)	2,266,112	2,266	1,987,161	-	1,989,427

Net loss	-	-	-	(1,016,771)	(1,016,771)

Balance, March 31, 2007	20,266,112	$20,266	$2,043,276	$(1,016,771)	$1,046,771

See accompanying notes to the financial statements.

ENTERCONNECT INC.
(A DEVELOPMENT STAGE COMPANY)
Statement of Cash Flows
 For the Period from November 13, 2006 (Inception) Through March 31, 2007

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(1,016,771)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	54,046
Common stock issued for services	18,000
Warrants issued for interest expense	56,115
Changes in assets and liabilities:
Increase in prepaid expenses	(41,203)
Increase in deposits	(8,678)
Increase in accounts payable	78,353
Increase in accrued expenses	40,221
Net Cash Used in Operating Activities	(819,917)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of computer equipment	(55,264)
Acquired technology	(1,000,000)
Net Cash Used in Investing Activities	(1,055,264)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from convertible debt, net of costs of $262,548	1,989,427
Net Cash Provided by Financing Activities	1,989,427

INCREASE IN CASH	114,246

CASH AT BEGINNING OF PERIOD	-
CASH AT END OF PERIOD	$114,246

SUPPLEMENTAL SCHEDULE OF CASH FLOW ACTIVITIES:
Cash Paid For:
Income taxes	$-

Non-Cash Transaction
Common stock issued for convertible debt	$1,989,427

See accompanying notes to the financial statements.

ENTERCONNECT INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM NOVEMBER 13, 2006 (INCEPTION)
THROUGH MARCH 31, 2007

NOTE 1 -	NATURE OF OPERATIONS

Priority Software, Inc. was incorporated on November 13, 2006 under the laws of the State of Nevada. On January 4, 2007, the stockholders approved an amendment to the Certificate of Incorporation to change the name to EnterConnect Inc. (a development stage company) (“EnterConnect”, or the “Company”).  The Company is the developer of “EnterConnect,” a ‘business-ready’, enterprise-level intranet/extranet solution that includes document management, web content management, collaboration, search and security. EnterConnect is an intranet/extranet tool enabling companies to deploy internal employee, division, department, team portals and external customer, partner, and investor portals while leveraging a scalable portal infrastructure to accomplish present as well as future organizational requirements, initiatives and projects.

NOTE 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a)        Development stage company

The Company is a development stage company as defined by Statement of Financial Accounting Standards (“SFAS”) No. 7, Accounting and Reporting by Development Stage Enterprises. All losses accumulated since inception have been considered as part of the Company's development stage activities.

b)        Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reported period. Significant estimates include the estimated useful lives of property and equipment. Actual results could differ from those estimates.

c)         Cash and cash equivalents

The Company considers all highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

d)        Computer equipment and software

Computer equipment and acquired software are recorded at cost.  Expenditures for major additions and betterments are capitalized.  Maintenance and repairs are charged to operations as incurred. Depreciation of computer equipment and amortization of software are computed by the straight-line method (after taking into account their respective estimated residual values) over the assets estimated useful lives of three and five years, respectively. Upon sale or retirement of computer equipment and software, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in operations.

e)        Impairment of long-lived assets

Long-lived assets, which include property and acquired technology, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable or the useful life is shorter than originally estimated.

The Company assesses the recoverability of its assets by comparing the projected undiscounted net cash flows associated with the related asset or group of assets over their remaining lives against their respective carrying amounts. Impairment, if any, is based on the excess of the carrying amount over the fair value of those assets. Fair value is generally determined using the asset’s expected future discounted cash flows or market value, if readily determinable. If assets are determined to be recoverable, but the useful lives are shorter than originally estimated, the net book value of the assets is depreciated over the newly determined remaining useful lives. At December 31, 2006, the Company determined that there was no impairment based on management’s evaluation.

f)         Fair value of financial instruments

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties.  The carrying amounts of financial assets and liabilities, such as cash, prepayments, accounts payable, and accrued expenses approximate their fair values because of the short maturity of these instruments and market rates of interest.

g)        Income taxes

The Company follows Statement of Financial Accounting Standards No. 109 - Accounting for Income Taxes, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the consolidated statements of operations in the period that includes the enactment date.

h)        Net loss per common share

Net loss per common share is computed pursuant to SFAS No. 128, “Earnings Per Share”.  Basic loss per share is computed by taking net loss divided by the weighted average number of common shares outstanding for the period.  Diluted loss per share is computed by dividing net loss by the weighted average number of shares of common stock and potentially outstanding shares of common stock during each period to reflect the potential dilution that could occur from common shares issuable through stock options, warrants, and convertible debt. As of March 31, 2007, 1,267,640 warrants were excluded from the diluted loss per share computation, as their effect would be anti-dilutive.

 i)        New accounting pronouncements

In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets—an amendment of FASB Statement No. 140 (“SFAS No. 156”), that provides guidance on accounting for separately recognized servicing assets and servicing liabilities. In accordance with the provisions of SFAS No. 156, separately recognized servicing assets and servicing liabilities must be initially measured at fair value, if practicable. Subsequent to initial recognition, the Company may use either the amortization method or the fair value measurement method to account for servicing assets and servicing liabilities within the scope of this Statement. The Company does not anticipate that the adoption of this Statement to have a material effect on the Company’s financial condition and results of operations.

In July 2006, the FASB issued FASB Interpretation Number 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (“FIN 48”). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken in a tax return. The Company must determine whether it is “more-likely-than-not” that a tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Once it is determined that a position meets the more-likely-than-not recognition threshold, the position is measured to determine the amount of benefit to recognize in the financial statements. FIN 48 applies to all tax positions related to income taxes subject to FASB Statement No. 109, Accounting for Income Taxes. The interpretation clearly scopes out income tax positions related to FASB Statement No. 5, Accounting for Contingencies. The Company will adopt the provisions of this statement on July 1, 2007. The cumulative effect of applying the provisions of FIN 48, if any, will be reported as an adjustment to the opening balance of retained earnings on July 1, 2007. The Company does not anticipate that the adoption of this statement will have a material effect on the Company’s financial condition and results of operations.

On September 15, 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157").  SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.  SFAS 157 is effective as of the beginning of the first fiscal year beginning after November 15, 2007.  The Company does not anticipate that the adoption of this statement will have a material effect on the Company’s financial condition and results of operations.

In September 2006, FASB issued SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No 87, 88, 106 and 132(R)  (SFAS 158) .  SFAS 158 requires the recognition of the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in the statement of financial position and the recognition of changes in that funded status in the year in which the changes occur through comprehensive income. SFAS 158 also requires the measurement of the funded status of a plan as of the date of the year-end statement of financial position. The Company does not anticipate that the adoption of this statement will have a material effect on the Company’s financial condition and results of operations.

On February 15, 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities: Including an amendment of FASB Statement No. 115 (SFAS 159). SFAS 159 permits all entities to elect to measure many financial instruments and certain other items at fair value with changes in fair value reported in earnings. SFAS 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007, with earlier adoption permitted. The Company does not anticipate that the adoption of this statement will have a material effect on the Company’s financial condition and results of operations.

Management does not believe that any other recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying financial statements.

NOTE 3 -	DEVELOPMENT STAGE ACTIVITIES AND GOING CONCERN

The Company is currently in the development stage. The Company intends to enter the enterprise-level intranet/extranet portal market by offering a value added product and software-as-a-service.  Its activities as of March 31, 2007 have been organizational and developmental.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business.  As reflected in the accompanying financial statements, the Company had an accumulated deficit of $1,016,771, a net loss and net cash used in operations of $1,016,771 and $819,917 for the period from November 13, 2006 (Inception) through March 31, 2007, respectively, with no revenues. These conditions raise substantial doubt about its ability to continue as a going concern.

While the Company is attempting to produce sufficient sales, the Company’s cash position may not been sufficient to support the Company’s daily operations.  Management intends to attempt to raise additional funds by way of a public or private offering.  While the Company believes in the viability of its strategy to produce sales volume and in its ability to raise additional funds, there can be no assurances to that effect.        The ability of the Company to continue as a going concern is dependent upon the Company’s ability to further implement its business plan and generate sufficient revenues. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.  Management believes that the actions presently being taken to further implement its business plan and generate revenues provide the opportunity for the Company to continue as a going concern.

NOTE 4 -	PREPAID EXPENSES AND OTHER CURRENT ASSETS

At March 31, 2007, prepaid expenses and other current assets consisted of the following:

Prepaid expenses	$34,203
Other receivables	7,000
Total	$41,203

NOTE 5 -	EQUIPMENT AND SOFTWARE

At March 31, 2007, equipment and software consisted of the following:

Computer equipment	$49,624
Software	1,005,640
1,055,264
Less: accumulated depreciation and amortization	(54,046)
$1,001,218

Depreciation and amortization expense for the period from November 13, 2006 (inception) through March 31, 2007 amounted to $54,046.

NOTE 6 -	CONVERTIBLE NOTES PAYABLE

From December 20, 2006, through February 28, 2007 the Company executed 10% convertible debentures aggregating approximately $2,113,000 with forty-four (44) individuals.  The holders are entitled, at their option, to convert the debentures, plus accrued interest, into shares of the Company’s common stock at $1.00 per share.  If not converted, the entire principal amount shall be due to the holder on the five year anniversary of the debenture with interest to be paid quarterly in cash or shares. In connection with the convertible debentures, the Company issued to these individuals an aggregate of 1,267,641 warrants with exercise prices of $2.00 per share on the first 422,547 warrants, $3.00 per share on the second 422,547 warrants, and $4.00 per share on the final 422,546 warrants.  These warrants are exercisable for a period of three years from the date of issuance. The fair value of the warrants issued using the Black-Scholes Option Pricing Model was $36,960.  The Black-Scholes Option Pricing Model had the following assumptions: Risk-free interest of 5.00%; Dividend yield 0.00%; Volatility of 265.73% and a warrant life of five (5) years. At March 31, 2007 all convertible note holders converted their debentures plus accrued and bonus interest into 2,266,112 shares of the Company’s common stock.

NOTE 7 -	INCOME TAXES

As of March 31, 2007, the Company had deferred tax assets of approximately $340,000, resulting from temporary differences and net operating loss (“NOL”) carry-forwards of approximately $1,000,000, which are available to offset future taxable income, if any, through 2027. As utilization of the net operating loss carry-forwards and temporary difference is not assured, the deferred tax asset has been fully offset by a valuation allowance.

The tax effects of temporary differences, loss carry-forwards and the valuation allowance that give rise to deferred income tax assets at March 31, 2007 are as follows:

Temporary differences:
Net operating losses and deferred expenses	$340,000
Less valuation allowance	(340,000)
Deferred tax assets	$-

The reconciliation of the effective income tax rate to the federal statutory rate for the period ended March 31, 2007 is as follows:
Federal income tax rate	34.0%
Change in valuation allowance on net operating
loss carry-forwards	(34.0)%
Effective income tax rate	0.0%

NOTE 8 -	STOCKHOLDERS’ EQUITY

The Company is currently authorized to issue 100,000,000 shares of $0.001 par value common stock and 10,000,000 shares of $0.001 par value preferred stock.

Common Stock

On November 13, 2006, the Company issued 9,000,000 shares of common stock to each of its founders, Sam Jankovich and Private Capital Group, LLC. (“PCG”)  These shares were recorded at their par value of $0.001 or $18,000.

The holders of the common stock are entitled to equal dividends and distributions per share with respect to the common stock, when and if declared by the Board of Directors, from funds legally available. No holder of any shares of common stock has a preemptive right to subscribe for any shares of any class of Company stock. Upon liquidation, dissolution or winding up, and after payment to creditors and preferred stockholders, if any, assets will be divided pro-rata on a share-for-share basis among the holders of the shares of common stock. Each share of common stock is entitled to one vote with respect to the election of any director or any other matter upon which stockholders are required or permitted to vote. Holders of our common stock do not have cumulative voting rights.

Preferred Stock

The Company’s Articles of Incorporation authorize the Board of Directors to issue 10,000,000 shares of preferred stock from time to time in one or more series. The Board of Directors is authorized to determine, prior to issuing any such series of preferred stock and without any vote or action by the shareholders, the rights, preferences, privileges and restrictions of the shares of such series, including dividend rights, voting rights, terms of redemption, the provisions of any purchase, retirement or sinking fund to be provided for the shares of any series, conversion and exchange rights, the preferences upon any distribution of the assets of the Company, including in the event of voluntary or involuntary liquidation, dissolution or winding up of the Company, and the preferences and relative rights among each series of preferred stock. At September 17, 2007, the Company had no shares of preferred stock issued and outstanding.

Warrants

The Company has outstanding warrants to purchase 3,379,062 shares of its common stock.  1,267,641 warrants are exercisable immediately to purchase 422,547 shares of Common Stock, at a price per share of $2.00, 422,547 shares of Common Stock at a price per share of $3.00 and 422,547 shares of Common Stock at a price per share of $4.00 and expire on the third anniversary of the date of issuance.  Additional warrants to purchase 2,111,421 shares of Common Stock are outstanding exercisable at $1.00 per share and expiring on the third anniversary after issuance.

NOTE 9 -	COMMITMENTS

The Company has a non-cancelable lease for executive and general office space through August 31, 2010, requiring minimum annual lease payments of approximately $83,000, plus increases after September 1, 2008. In addition to the minimum lease payments the Company is responsible for their share of operating expenses, liability insurance and property insurance.

Future minimum payments required under non-cancelable lease agreement that have initial or remaining service terms in excess of one year at March 31, 2007 were as follows:

2008	$82,975
2009	$84,427
2010	$86,960
2011	$36,679

Rent expense for the period from November 13, 2006 (inception) through March 31, 2007 was approximately $13,000.